UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

SPX FLOW, Inc.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

13320 Ballantyne Corporate Place Charlotte, North Carolina 28277 Telephone: (704) 752-4400 Facsimile: (704) 752-4405	Marcus G. Michael President and Chief Executive Officer

March 29, 2018
Fellow Stockholders:
You are cordially invited to attend the SPX FLOW, Inc. (“SPX FLOW”) Annual Meeting of Stockholders on May 9, 2018 at 8:00 a.m. (Eastern Time), at the offices of SPX FLOW, 13320 Ballantyne Corporate Place, Charlotte, North Carolina, 28277.
All SPX FLOW stockholders of record at the close of business on March 16, 2018 are welcome to attend the Annual Meeting, but it is important that your shares are represented at the Annual Meeting whether or not you plan to attend. To ensure that you will be represented, we ask you to vote by telephone, mail, or over the internet as soon as possible.
Along with the other members of your Board of Directors, I look forward to personally greeting those stockholders who attend this year’s meeting. On behalf of the Board of Directors and our leadership team, I would like to express our appreciation for your continued interest in the business of SPX FLOW.
Sincerely,
Marcus G. Michael
President and Chief Executive Officer

13320 Ballantyne Corporate Place Charlotte, North Carolina 28277 Telephone: (704) 752-4400 Facsimile: (704) 752-4405
Notice of Annual Meeting of Stockholders

Meeting Date:	Wednesday, May 9, 2018
Time:	8:00 a.m.
Location:	13320 Ballantyne Corporate Place Charlotte, North Carolina 28277
THE PRINCIPAL BUSINESS OF THE ANNUAL MEETING WILL BE TO:

1.	Elect three directors for a three-year term;

2.	Conduct an advisory vote on the compensation of our named executive officers;

3.	Approve the amendment to our Amended and Restated Certificate of Incorporation to provide for the annual election of the Board of Directors;

4.	Approve the amendment to our Amended and Restated Certificate of Incorporation to eliminate supermajority stockholder voting requirements;

5.	Ratify the appointment of Deloitte & Touche LLP as our independent public accountants for 2018; and

6.	Transact any other business as may properly come before the meeting or any adjournment thereof.
You can vote at the Annual Meeting in person or by proxy if you were a stockholder of record at the close of business on March 16, 2018. You may revoke your proxy at any time prior to its exercise at the Annual Meeting.
This year, we are again electronically disseminating Annual Meeting materials to some of our stockholders, as permitted under the “Notice and Access” rules approved by the Securities and Exchange Commission. Stockholders for whom Notice and Access applies will receive a Notice of Internet Availability of Proxy Materials containing instructions on how to access Annual Meeting materials via the internet. The Notice also provides instructions on how to obtain paper copies if preferred.
By Order of the Board of Directors,
Stephen A. Tsoris
Vice President, Secretary and General Counsel
Charlotte, North Carolina
March 29, 2018

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE 2018 ANNUAL MEETING OF STOCKHOLDERS:
The Notice of Annual Meeting, Proxy Statement and our 2017 Annual Report to Stockholders are available electronically at
http://www.edocumentview.com/FLOW

2018 Proxy Statement

i

Questions and Answers
Why am I receiving these materials?
We are mailing or making available these materials to you because we are soliciting your proxy to vote your shares in connection with the SPX FLOW, Inc. Annual Meeting of Stockholders, scheduled to take place on May 9, 2018, or at any adjournments or postponements of this meeting (the “Annual Meeting”). We are first mailing or making available to stockholders this proxy statement, our Annual Report to Stockholders for the year ended December 31, 2017 and related materials on or about March 29, 2018.
Are the Proxy Materials available electronically?
Our proxy statement and our fiscal 2017 Annual Report to Stockholders are also available at our website at http://www.spxflow.com. Additionally, and in accordance with Securities and Exchange Commission (“SEC”) rules, you may access our proxy statement at http://www.edocumentview.com/FLOW, which does not have “cookies” that identify visitors to the site.
Why did I receive a one-page Notice of Internet Availability of Proxy Materials rather than a full set of Proxy Materials?
SEC rules allow companies to provide stockholders with access to Proxy Materials over the internet rather than mailing the materials to stockholders. Accordingly, to conserve natural resources and reduce costs, we are sending many of our stockholders a Notice of Internet Availability of Proxy Materials. The Notice provides instructions for accessing our Proxy Materials on the website referred to in the Notice or for requesting printed copies of the Proxy Materials. The Notice also provides instructions for requesting the delivery of the Proxy Materials for future Annual Meetings in printed form.
How can I attend the Annual Meeting?
You may attend the Annual Meeting if you were an SPX FLOW stockholder of record as of the close of business on March 16, 2018 or you hold a valid proxy for the Annual Meeting. You should be prepared to present photo identification for admittance. If you are a stockholder of record or hold your shares through the SPX Corporation or SPX FLOW 401(k) Plan, your name will be verified against the list of stockholders of record or plan participants on the record date prior to your being admitted to the Annual Meeting. If you are not a stockholder of record but hold shares through a broker, trustee or nominee, you should provide proof of beneficial ownership on the record date, such as a recent account statement showing your ownership, a copy of the voting instruction card provided by your broker, trustee or nominee, or other similar evidence of ownership.
What am I voting on?
We are soliciting your vote on:

1.	Election of three directors for a three-year term;

2.	An advisory resolution approving the compensation of our named executive officers (sometimes referred to as “Say on Pay”);

3.	Approval of the amendment to our Amended and Restated Certificate of Incorporation (our “Certificate of Incorporation”) to provide for the annual election of the Board of Directors;

4.	Approval of the amendment to our Certificate of Incorporation to eliminate supermajority stockholder voting requirements; and

5.	Ratifying the appointment of Deloitte & Touche LLP as our independent public accountants for 2018.
Who is entitled to vote?
Stockholders at the close of business on March 16, 2018 (the record date) are entitled to vote. On that date, there were 42,500,644 shares of SPX FLOW common stock outstanding.
How many votes do I have?
Each share of SPX FLOW common stock that you own on the record date entitles you to one vote.
Can I vote in person at the Annual Meeting?
Yes. If you were a stockholder on the record date, you can vote your shares of common stock in person at the Annual Meeting. If your shares are held through a broker, trustee or nominee, you may vote your shares in person only if you have a legal proxy from the entity that holds your shares giving you the right to vote the shares. A legal proxy is a written document from your brokerage firm, trustee or bank authorizing you to

2018 Proxy Statement

Questions and Answers

vote the shares it holds for you in its name. If you attend the meeting and vote your shares by ballot, your vote at the meeting will revoke any vote you submitted previously.
Even if you currently plan to attend the Annual Meeting, we recommend that you also vote by proxy as described below so that your vote will be counted if you later decide not to attend the meeting.
How do I vote if I don’t attend the Annual Meeting?
If your shares are held through a broker, trustee or nominee, you may vote your shares before the meeting over the internet by following the instructions on the Notice of Internet Availability of Proxy Materials or proxy card you received or, if you received a voting instruction form from your brokerage firm, trustee, bank, or other similar entity by mail, by completing, signing, and returning the form you received. You should check your voting instruction form to see if telephone or internet voting is available to you.
If your shares are held in your name, you may vote your shares before the meeting over the internet by following the instructions on the Notice of Internet Availability of Proxy Materials or proxy card you received for that account.
If you received more than one Notice of Internet Availability of Proxy Materials or proxy card, this means you hold shares of our common stock in more than one account. You should complete, sign, date, and return each proxy card or vote all shares over the internet or by telephone for each of your accounts. If you vote over the internet or by telephone, you should not mail back the related proxy card.
How does discretionary voting authority apply?
If you sign, date and return your proxy card, your vote will be cast as you direct. If your proxy card does not indicate how you want to vote, you give authority to Marcus G. Michael and Jeremy W. Smeltser to vote on the items discussed in these Proxy Materials and on any other matter properly brought at the Annual Meeting. In such a case, your vote will be cast:

•	FOR the election of the director nominees;

•	FOR the approval of the compensation of our named executive officers;

•	FOR the amendment to our Certificate of Incorporation to provide for the annual election of the Board of Directors;

•	FOR the amendment to our Certificate of Incorporation to eliminate supermajority stockholder voting requirements;

•	FOR the ratification of the appointment of Deloitte & Touche LLP as our independent public accountants for 2018; and

•	FOR or AGAINST any other properly raised matters at the discretion of Messrs. Michael and Smeltser.
May I revoke my proxy?
You may revoke your proxy in one of four ways at any time before it is exercised:

1.	Notify our Corporate Secretary in writing before the Annual Meeting that you are revoking your proxy.

2.	Submit another proxy with a later date.

3.	Vote by telephone or internet after you have given your proxy.

4.	Vote in person at the Annual Meeting.
What constitutes a quorum?
The presence, in person or by proxy, of the holders of at least one-third of the total number of shares of SPX FLOW stock issued and outstanding and entitled to vote at the Annual Meeting constitutes a quorum. You will be considered part of the quorum if you return a signed and dated proxy card, if you vote by telephone or internet, or if you attend the Annual Meeting.
Abstentions are counted as “shares present” at the Annual Meeting for purposes of determining whether a quorum exists. Proxies submitted by banks, brokers or other holders of record holding shares for you as a beneficial owner that do not indicate a vote for some or all of the proposals because that holder does not have voting authority and has not received voting instructions from you (so-called “broker non-votes”) are also considered “shares present” for purposes of determining whether a quorum exists. If you are a beneficial owner, these holders are permitted to vote your shares on the ratification of the appointment of our independent public accountants, even if they do not receive voting instructions from you.

2018 Proxy Statement

Questions and Answers

What vote is required to approve each proposal?

PROPOSAL	VOTE REQUIRED	BROKER DISCRETIONARY VOTING ALLOWED
Election of Directors	Majority of Votes Cast	No
Say on Pay		No
Approval of the amendment to our Certificate of Incorporation to provide for the annual election of the Board of Directors	80% of all shares outstanding	No
Approval of the amendment to our Certificate of Incorporation to eliminate supermajority stockholder voting requirements		No
Ratification of Deloitte & Touche LLP as our independent public accountants for 2018	Majority of Shares Present or Represented by Proxy and Entitled to Vote	Yes
Other Proposals		No
A majority of votes cast means that the number of shares voted for a director or proposal must exceed the number of shares voted against that director or proposal.
Our By-Laws provide that each director shall be elected by a majority of votes cast, provided that in a contested election, directors are elected by a plurality of the votes represented in person or by proxy at the meeting. An election is contested if the number of nominees exceeds the number of directors to be elected. Whether or not an election is contested is determined ten days in advance of the date we file our definitive proxy statement with the SEC. This year's election is uncontested. Accordingly, the majority vote standard will apply. In the event a resignation is triggered as a result of a director not receiving a majority vote, the Nominating and Governance Committee will consider the resignation and make a recommendation to the Board on whether to accept or reject it, or whether other action should be taken. The Board will consider the Committee’s recommendation and publicly disclose its decision and the rationale behind it in a Current Report on Form 8-K filed with the SEC within 90 days from the date of the certification of the election results.
Our Certificate of Incorporation requires that the affirmative vote of the holders of at least 80% of the voting power of all outstanding shares entitled to vote generally in the election of directors is required to approve the amendment to our Certificate of Incorporation to provide for the annual election of the Board of Directors and the amendment to our Certificate of Incorporation to eliminate supermajority stockholder voting requirements. As of the record date for the Annual Meeting, the only class of our shares outstanding that are entitled to vote in the election of directors is SPX FLOW common stock. The proposed amendments to our Certificate of Incorporation are not conditioned upon stockholder approval of both amendments. Accordingly, a proposed amendment will be deemed approved by the stockholders if the holders of at least 80% of shares of SPX FLOW common stock outstanding on the record date for the Annual Meeting cast affirmative votes at the Annual Meeting for approval of that amendment even though the other proposed amendment is not approved by a similar stockholder vote at the Annual Meeting.
Impact of Abstentions or Broker Non-Votes
An abstention is not considered as a share voted and will not impact the election of directors or the Say on Pay vote. Because each of the proposed amendments to the Certificate of Incorporation is required to be approved by holders of at least 80% of outstanding shares, an abstention will have the effect of a vote against the proposed amendment. Since an abstention is considered a share present or represented by proxy and entitled to vote, as one less vote for approval it will have the effect of a vote against the ratification of our independent public accountants and other proposals that may be brought before the Annual Meeting.
Because each of the proposed amendments to the Certificate of Incorporation is required to be approved by holders of at least 80% of outstanding shares, a broker non-vote will have the effect of a vote against the proposed amendment. A broker non-vote is not considered as a share voted or entitled to vote and will not impact the vote on any of the other proposals.
The New York Stock Exchange (the “NYSE”) does not consider the election of directors, the proposed amendments to the Certificate of Incorporation or matters relating to compensation to be routine. Unless the broker has received instructions from you, any broker holding shares for you will not have the ability to cast votes with respect to those proposals. It is important, therefore, that you provide instructions to your broker if your shares are held by a broker so that your vote with respect to these matters is counted.
How do I recommend a director nominee?
Our By-Laws establish procedures for nominations by eligible stockholders of candidates for election as directors at an annual meeting and to have those nominees included in our proxy materials. A stockholder’s notice of intention to make such a proxy access nomination for the 2019 annual meeting of stockholders must be delivered to our Corporate Secretary at our address on the cover of this proxy statement between October 30, 2018 and November 29, 2018. For a candidate nominated for election as a director by stockholders to be included in our proxy materials,

2018 Proxy Statement

Questions and Answers

the nominating stockholders and the stockholder nominee must comply with, and otherwise satisfy the requirements of, our By-Laws, including the provisions of Section 1A of Article III.
If you wish to otherwise nominate a candidate for election as a director at the 2019 annual meeting of stockholders, our Corporate Secretary must receive your written nomination between December 10, 2018 and January 9, 2019. You should submit your proposal to our Corporate Secretary at our address on the cover of this proxy statement. For a nomination to be properly brought before the 2019 annual meeting, your notice of nomination must comply with, and otherwise satisfy the requirements of, our By-Laws, including the provisions of Section 8 of Article II and Section 1 of Article III.
How do I submit a stockholder proposal?
For a proposal to be included in our proxy statement for the 2019 annual meeting pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, you must submit it no later than November 29, 2018. Your proposal must be in writing and otherwise comply with the requirements of that rule. You should send your proposal to our Corporate Secretary at our address on the cover of this proxy statement.
You also may submit a proposal that you want to present at the 2019 annual meeting of stockholders but that you do not want included in our proxy materials (or that would not satisfy the requirements of Rule 14a-8). In order to present such a proposal at the 2019 annual meeting we must receive notice of the proposal in writing on or after December 10, 2018, but no later than January 9, 2019. For such a proposal to be properly brought before the 2019 annual meeting, your notice must comply with, and otherwise satisfy the requirements of, our By-Laws, including the provisions of Sections 1 and 8 of Article II.
Who pays to prepare, mail, and solicit the proxies?
We will pay all the costs of preparing, mailing and soliciting the proxies. We will ask brokers, banks, voting trustees and other nominees and fiduciaries to forward the Proxy Materials to the beneficial owners of SPX FLOW common stock and to obtain the authority to execute proxies. We will reimburse them for their reasonable expenses upon request. In addition to mailing the Proxy Materials, our directors, officers and employees may solicit proxies in person, by telephone or otherwise. These individuals will not be specially compensated. We also have retained D.F. King to assist us in soliciting your proxy and will pay them an estimated fee of $12,500 plus reasonable out-of-pocket expenses. D.F. King will ask brokerage houses and other custodians and nominees whether other persons are beneficial owners of SPX FLOW common stock. If so, we will supply them with additional copies of the Proxy Materials for distribution to the beneficial owners. We will also reimburse banks, nominees, fiduciaries, brokers and other custodians for their costs of sending the Proxy Materials to the beneficial owners of SPX FLOW common stock.

2018 Proxy Statement

Proposal No. 1 — Election of Directors
Eight directors currently serve on our Board of Directors. The directors are divided into three classes. There are currently three directors in Class III with terms expiring at the Annual Meeting, three directors in Class I with terms expiring at the 2019 Annual Meeting, and two directors in Class II with terms expiring at the 2020 Annual Meeting. On March 1, 2018, the Board of Directors adopted resolutions to expand the size of the Board to eight persons, increase the size of Class III and elect Mr. Majdi B. Abulaban as a Director to fill the vacancy created by the increase in the size of the Board.
At the Annual Meeting, you will be asked to elect three directors to Class III. Five directors will continue to serve on the Board of Directors as described above. Upon the recommendation of the Nominating and Governance Committee of the Board of Directors, the Board of Directors has nominated Mr. Emerson U. Fullwood, Mr. Terry S. Lisenby, and Mr. Majdi B. Abulaban for election as Class III directors to serve for a term expiring at the 2021 annual meeting of stockholders, until a qualified successor director has been elected, or until he resigns, retires or is removed by the stockholders for cause. Each of Messrs. Fullwood, Lisenby and Abulaban is a current SPX FLOW director.
Each nominee has agreed to tender, promptly following his election, an irrevocable resignation effective upon his failure to receive the required vote for re-election at the next meeting at which he would face re-election and the acceptance of such resignation by the Board of Directors, in accordance with our Corporate Governance Guidelines.
Your shares will be voted as you specify on the enclosed proxy card. If you do not specify how you want your shares voted, we will vote them FOR the election of each of Mr. Fullwood, Mr. Lisenby and Mr. Abulaban. If unforeseen circumstances (such as death or disability) make it necessary for the Board of Directors to substitute another person for any of the nominees, your shares will be voted FOR that other person. The Board of Directors does not anticipate that any of the nominees will be unable to serve.
As described later in this proxy statement, at the Annual Meeting the stockholders will be asked to approve amendments to our Certificate of Incorporation to provide for the annual election of the Board of Directors. If those amendments are approved and our Certificate of Incorporation is amended, the amendments will not affect the terms of directors then in office, as the proposed amendments provide for a phased transition to the annual election of the Board of Directors.

CLASS III NOMINEES TO SERVE UNTIL THE 2021 ANNUAL MEETING

Majdi B. Abulaban
Majdi B. Abulaban is the Senior Vice President of Global Signal & Power Solutions at Aptiv PLC, a technology company that develops safer, greener and more connected solutions for a diverse array of global customers. Formerly known as Delphi Automotive, Aptiv emerged from the completion of Delphi Automotive PLC's spin-off of its Powertrain segment. Aptiv has 147,000 employees and operates 14 technical centers, as well as manufacturing sites and customer support centers, in 45 countries. Mr. Abulaban was previously the President, Asia-Pacific for Delphi, and has held various business unit leadership positions with Delphi in China, Singapore and the United States. His educational background includes a Bachelor in Mechanical Engineering from the University of Pittsburgh and a Master of Business Administration from the Weatherhead School of Management at Case Western Reserve University.

Mr. Abulaban brings significant operational, commercial and transactional experience to the Board. He has deep experience conducting global operations, with an emphasis on China and Asia-Pacific, and has led business transformation across multiple products and geographies to create substantial customer and shareholder value.

Age: 55 Director Since: 2018

2018 Proxy Statement

Proposal No. 1 — Election of Directors

Emerson U. Fullwood
Emerson U. Fullwood is the retired Corporate Vice President of Xerox Corporation, a position to which he was named in 1996. In 2004, he assumed the role and responsibilities of Executive Chief of Staff and Marketing Officer for Xerox North America. Previous positions held by Mr. Fullwood at Xerox were President of the Xerox Worldwide Channels Group, President of Latin America, Executive Chief Staff Officer of Developing Markets, and President of Worldwide Customer Services. Previously, Mr. Fullwood held several executive and general management leadership positions with Xerox. Mr. Fullwood serves as a director of The Vanguard Group and Vanguard Funds, as well as of the University of Rochester Medical Center, North Carolina A&T State University, Roberts Wesleyan College, the United Way of Rochester, the Rochester Boy Scouts of America, Monroe Community College Foundation, the Urban League and Colgate Rochester Crozier Divinity School. Mr. Fullwood has served on the SPX FLOW, Inc. Board since its spin-off from SPX Corporation in 2015. Prior to that he served on the board of directors of SPX Corporation, beginning in 1998, and was a director of General Signal Corporation prior to SPX Corporation’s acquisition of that company.

Mr. Fullwood is our longest-serving Board member, when considering his service with SPX Corporation prior to our spin-off, and offers the perspective and deep understanding of our business accumulated over years of service on our Board. Mr. Fullwood has extensive and varied experience, gained in senior positions held over his many years of service with Xerox Corporation. Of particular value is his experience and perspective in marketing, including experience gained as Executive Chief of Staff and Marketing Officer for Xerox North America.

Age: 70 Director Since: 2015

Terry S. Lisenby
Terry S. Lisenby is the retired Chief Financial Officer, Treasurer and Executive Vice President of Nucor Corporation, a steel manufacturing company. Mr. Lisenby held this position from 2000 until the end of 2009. He previously served as a Vice President and Corporate Controller of Nucor from 1991 to 1999. Mr. Lisenby began his career with Nucor as Corporate Controller in 1985. Mr. Lisenby has served on the SPX FLOW, Inc. Board since its spin-off from SPX Corporation in 2015. Prior to that he served on the board of directors of SPX Corporation, beginning in January 2011.

Mr. Lisenby contributes a strong understanding of finance and accounting to our Board. In addition, Mr. Lisenby brings an extensive manufacturing and operations background, with expertise in supply chain management. Mr. Lisenby also provides valuable expertise in mergers and acquisitions and integration of new acquisitions.

Age: 67 Director Since: 2015

YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR EACH OF THE DIRECTOR NOMINEES

CLASS I DIRECTORS WITH TERMS EXPIRING AT THE 2019 ANNUAL MEETING

Anne K. Altman
Anne K. Altman has served the technology industry for over three decades. Ms. Altman served as General Manager, US Federal and Government Industries at IBM Corporation from 2013 until 2016, General Manager IBM Global Public Sector from 2010 to 2013 and General Manager of the IBM Mainframe Platform Technology Business from 2008 to 2010. She began her career with IBM in 1981. Ms. Altman is also on the Board of Directors of Techflow, Inc. and MAXIMUS, Inc., positions she has held since July 2016 and January 2017, respectively. She was recently appointed as the Chairman of the Board of Directors of Siemens Government Technologies, Inc. She serves on the boards of the North Virginia Technology Council, the National Symphony Orchestra and George Mason University School of Business. Ms. Altman has served on the SPX FLOW, Inc. Board since its spin-off from SPX Corporation. Prior to that she served on the board of directors of SPX Corporation, beginning in March 2015.

Ms. Altman brings extensive global business experience with specific background in government and information technology, including cybersecurity. Ms. Altman also contributes expertise in building relationships with government and regulatory agencies. Additionally, Ms. Altman offers valuable marketing, organizational management, and operational experience.

Age: 59 Director Since: 2015

2018 Proxy Statement

Proposal No. 1 — Election of Directors

Patrick D. Campbell
Patrick D. Campbell is the former Senior Vice President and Chief Financial Officer of 3M Company, a position he held from 2002 until his retirement in 2011. Prior to his tenure with 3M, Mr. Campbell was Vice President of International and Europe for General Motors Corporation, where he served in various finance functions during his 25 years with the company. Mr. Campbell was recently appointed as the non-executive Chairman of the Board of Newell Brands Inc. Mr. Campbell is also a director of Stanley Black & Decker and Herc Holdings. Mr. Campbell has served on the SPX FLOW, Inc. Board since its spin-off from SPX Corporation in 2015. Prior to that he served on the board of directors of SPX Corporation, beginning in March 2014.

As the former Senior Vice President and Chief Financial Officer of 3M Company, Mr. Campbell has expert knowledge in finance. In addition to responsibilities for traditional finance functions at 3M, Mr. Campbell was also responsible for Mergers and Acquisitions and Information Technology, and offers significant expertise in each of those areas. Mr. Campbell’s broad range of experience at General Motors, including his role as Vice President and Chief Financial Officer, General Motors International Operations, gives Mr. Campbell a diverse and international knowledge base.

Age: 65 Director Since: 2015

Marcus G. Michael
Marcus G. Michael is President and Chief Executive Officer of SPX FLOW, Inc. Prior to that, he served as President of SPX FLOW Food and Beverage and under his leadership the business significantly improved its customer relationships, market position and operational execution. He joined the Board of Directors of SPX FLOW, Inc. in January 2016. Previously, he was President of SPX Flow Technology’s EMEA region and he also held senior positions at SPX Cooling Technologies as President of the global evaporative and dry cooling businesses. Prior to joining SPX Corporation in 2003, Mr. Michael held positions at General Electric and TDK Corporation. He earned a B.S. in accounting and finance from the University of North Alabama.

Mr. Michael has extensive experience with global markets, managing large project businesses and operations across EMEA. Mr. Michael brings a strong operating background to our Board and, as the only member of SPX FLOW management to serve on the Board, also contributes a level of understanding of our company not easily attainable by an outside director.

Age: 54 Director Since: 2016

2018 Proxy Statement

Proposal No. 1 — Election of Directors

CLASS II DIRECTORS WITH TERMS EXPIRING AT THE 2020 ANNUAL MEETING

Robert F. Hull, Jr.
Robert F. Hull, Jr. is the Chairman of the Board of SPX FLOW, Inc. and the former Chief Financial Officer of Lowe's Companies, Inc. Mr. Hull joined Lowe’s in 1999 as Vice President of Financial Planning and Analysis and later served as Chief Financial Officer from 2003 until his retirement in 2017. Mr. Hull has served on the SPX FLOW, Inc. Board since its spin-off from SPX Corporation in 2015 and as Chairman since May 2017. Prior to that he served on the board of directors of SPX Corporation, beginning in August 2014. Mr. Hull also serves on the Board of Bojangles’ Restaurants, Inc., a role he began in September of 2017. He was also a member of the Board of Trustees of the University of North Carolina at Charlotte from 2005 to 2015. Mr. Hull is also the Founder and Chief Executive Officer of Integrity Strategic Solutions and an Advisor of Digitize.AI Inc.

Mr. Hull brings extensive financial expertise, including deep knowledge and expertise with financial statement analysis, tax matters, supply chain efficiencies and investor relations.

Age: 53 Director Since: 2015

David V. Singer
David V. Singer is the former Chief Executive Officer of Snyder’s-Lance, Inc., a manufacturer and marketer of snack foods throughout the United States and internationally. Mr. Singer served as CEO and a Director of Snyder’s-Lance from its formation in 2010 until his retirement in 2013. Mr. Singer was the President and CEO of Lance, Inc. from 2005 until its merger with Snyder’s of Hanover, Inc. in 2010. Mr. Singer also served as a director of Lance from 2003 until the merger with Snyder’s. Beginning in 2005, Mr. Singer led a decisive turnaround at Lance, overhauling supply chain, sales, marketing and distribution. In late 2010, he guided Lance’s merger with Snyder’s. Mr. Singer previously served as Chief Financial Officer of Charlotte-based Coca-Cola Bottling Co. Consolidated, a beverage manufacturer and distributor, from 2001 to 2005. Mr. Singer is also a director of Flowers Foods, Inc., Brunswick Corporation, and Hanesbrands, Inc. Mr. Singer has served on the SPX FLOW, Inc. Board since its spin-off from SPX Corporation in 2015. Prior to that he served on the board of directors of SPX Corporation, beginning in January 2013.

Mr. Singer brings extensive board governance, management and financial experience to the Board as well as significant knowledge of the food and beverage industries, one of our key markets. He also offers experience in corporate finance and mergers and acquisition expertise.

Age: 62 Director Since: 2015

2018 Proxy Statement

Corporate Governance
CORPORATE GOVERNANCE GUIDELINES
As part of its ongoing commitment to good corporate governance, the Board of Directors has codified its corporate governance practices into a set of Corporate Governance Guidelines. These guidelines assist the Board of Directors in the exercise of its responsibilities and may be amended by the Board of Directors from time to time. Our Corporate Governance Guidelines comply with the applicable requirements of the listing standards of the NYSE and are available on our website (www.spxflow.com) under the heading “Investor Relations—Corporate Governance.”
CODE OF BUSINESS CONDUCT
We have adopted a Code of Business Conduct that applies to all our directors, officers and employees, including our CEO and senior financial and accounting officers. Our Code of Business Conduct requires each director, officer and employee to avoid conflicts of interest, comply with all laws and other legal requirements, conduct business in an honest and ethical manner and otherwise act with integrity and in the best interest of our company and our stockholders. In addition, our Code of Business Conduct acknowledges special ethical obligations for financial reporting. The Code of Business Conduct meets the requirements of a code of business conduct and ethics under the listing standards of the NYSE and the requirement of a “Code of Ethics” as defined in the rules of the SEC. We maintain a current copy of our Code of Business Conduct, and will promptly post any amendments to or waivers of our Code of Business Conduct regarding our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, on our website (www.spxflow.com) under the heading “Investor Relations—Corporate Governance—Commitment to Compliance.”
DIRECTOR INDEPENDENCE
Our Corporate Governance Guidelines require that a substantial majority of the Board of Directors meet the independence requirements of the listing standards of the NYSE. Our Board of Directors reviews, at least annually, whether each of our directors is independent. The Board of Directors has adopted categorical Independence Standards to help guide it in this process. Our Independence Standards are available on our website (www.spxflow.com), under the heading “Investor Relations—Corporate Governance.” Members of the Audit Committee, Compensation Committee and Nominating and Governance Committee must meet all applicable independence tests of the NYSE and SEC. Based on its most recent annual review, the Board of Directors has concluded that Mr. Abulaban, Ms. Altman, Mr. Campbell, Mr. Fullwood, Mr. Hull, Mr. Lisenby, and Mr. Singer are independent as defined in our Independence Standards and the listing standards of the NYSE. The Board of Directors has concluded that Mr. Michael is not independent as defined in our Independence Standards and the listing standards of the NYSE.
The non-employee members of the Board of Directors meet in executive session without management at least every regularly scheduled Board meeting. In addition, the non-employee members of the Board of Directors meet in executive session with the CEO and such other management as the Board of Directors deems appropriate on a regular basis. Meetings of independent directors are chaired by the Chairman of the Board, Mr. Hull.
CHARITABLE CONTRIBUTIONS
It is the policy of the Board of Directors that no officer or director shall solicit contributions for charities from other officers or directors or directly from SPX FLOW if the director or officer soliciting the contributions personally controls the charity. In addition, no officer or director shall solicit contributions from other officers or directors for charities controlled by SPX FLOW.
From time to time, SPX FLOW may make contributions to charitable organizations for which a member of our Board of Directors or one of our executive officers serves as a director or officer. No contributions in 2017 exceeded the greater of (a) $1 million or (b) 2% of the charitable organization’s consolidated gross revenues.
RISK OVERSIGHT
The full Board exercises risk oversight at SPX FLOW. Committees take the lead in discrete areas of risk oversight when appropriate. For example, the Audit Committee is primarily responsible for risk oversight relating to financial statements, the Compensation Committee is primarily responsible for risk oversight relating to executive compensation, and the Nominating and Governance Committee is primarily responsible for risk oversight relating to corporate governance. Committees report to the Board on risk management matters.
Management presents to the full Board its view of the top risks facing SPX FLOW in a dedicated “enterprise risk management” presentation at least once a year. Matters such as risk appetite and management of risk are also discussed at this meeting. In addition, risk is explicitly addressed in a wide range of Board discussions, including those relating to end market or business unit activities, specific corporate functions (such as treasury, intellectual property, tax, etc.), and consideration of extraordinary transactions. As part of these discussions, our directors ask questions, offer insights, and challenge management to continually improve the Company's risk assessment and management. The Board has full access to management, as well as the ability to engage advisors, in order to assist in its risk oversight role.

2018 Proxy Statement

Corporate Governance

We have conducted an in-depth review of the risks associated with our incentive-based agreements and practices and determined that the risks were in line with our risk appetite.
See “Executive Compensation -- Risk Analysis” for further discussion.
COMMUNICATIONS WITH DIRECTORS
Interested parties may communicate with any of our non-employee directors by writing to the director, in care of our Corporate Secretary, at the address shown on the cover of this proxy statement. In accordance with the policy adopted by our non-employee directors, our Corporate Secretary will promptly relay to the addressee all communications that he determines require prompt attention by a non-employee director and will regularly provide the non-employee directors with a summary of all substantive communications.
BOARD QUALIFICATIONS AND DIVERSITY
The Nominating and Governance Committee selects individuals as director nominees based on their business and professional accomplishments, integrity, demonstrated ability to make independent analytical inquiries, ability to understand our business, absence of conflicts of interest, and willingness to devote the necessary time to Board duties. Neither the Board nor the Nominating and Governance Committee has set minimum requirements with respect to age, education or years of business experience or set specific required skill sets for directors, but each does require that each director has a proven record of success and leadership. The Nominating and Governance Committee seeks to structure the Board of Directors such that it consists of a diverse group of individuals, each with a unique combination of skills, experience, and background. The Nominating and Governance Committee has no set diversity policy or targets, but places what it believes to be appropriate emphasis on certain skills, experience, or background that it determines add or would add value to our Board. The Nominating and Governance Committee also considers effective interaction among Board members and between the Board of Directors and management to be crucial factors in considering individuals for nomination. In 2017, the Board undertook a comprehensive skills assessment in order to better understand the strengths and opportunities within the Board. Amongst its conclusions, the Board determined that it was important to continue to add directors with relevant industry, market and operations experience, as well as product management, technology and risk management skills. This process helped lead the Board to elect Mr. Abulaban, a veteran of the electrical and electronics industry, highly experienced in operations, business transformation and global issues. Mr. Abulaban was first identified to the Nominating and Governance Committee by a third-party director search firm engaged by the Nominating and Governance Committee.
BOARD’S CONSIDERATION OF DIRECTOR NOMINEES
The Nominating and Governance Committee is responsible for proposing director nominees and will consider director nominee recommendations offered by stockholders in accordance with our By-Laws.
At such times as the Board of Directors and the Nominating and Governance Committee determine there is a need to add or replace a director, the Nominating and Governance Committee identifies director candidates through references by its members, other directors, management, or outside search firms, if appropriate.
In considering individuals for nomination, the Nominating and Governance Committee consults with our Chairman and our President and CEO. A director’s qualifications in meeting the criteria discussed above under “Board Qualifications and Diversity” are considered at least each time the director is re-nominated for Board membership. The Committee applies the same process and standards to the evaluation of each potential director nominee, regardless of whether he or she is recommended by one or more stockholders or is identified by some other method.
Once the Nominating and Governance Committee identifies a director candidate, directors and members of management interview the candidate. Following that process, the Committee and the Board of Directors determine whether to nominate the candidate for election at an annual meeting of stockholders or, if applicable, to appoint the candidate as a director. Any such nomination or appointment is subject to acceptance by the candidate. Our By-Laws require that any director appointed to the Board of Directors other than at an annual meeting of stockholders be submitted for election by our stockholders at the next annual meeting.
DIRECTOR ELECTION
In uncontested elections, we elect directors by majority vote. Under this majority vote standard, each director must be elected by a majority of the votes cast with respect to that director, meaning that the number of shares voted “for” a director exceeds the number of shares voted “against” that director. In a contested election, directors are elected by a plurality of the votes represented in person or by proxy at the meeting. An election is contested if the number of nominees exceeds the number of directors to be elected. Whether or not an election is contested is determined ten days in advance of the date we file our definitive proxy statement with the SEC. This year’s election is uncontested. Accordingly, the majority vote standard will apply.
If a nominee already serving as a director is not elected at an annual meeting, Delaware law provides that the director will continue to serve on the Board as a “holdover director” until his or her successor is elected. Our Nominating and Governance Committee, however, has established procedures requiring directors to tender to the Board advance resignations. As set forth in our Corporate Governance Guidelines, the Board will nominate for election or re-election as a director only candidates who agree to tender, promptly following each annual meeting of stockholders

2018 Proxy Statement

Corporate Governance

at which they are elected or re-elected as a director, irrevocable resignations that will be effective only if (1) the director fails to receive a sufficient number of votes for re-election at the next annual meeting of stockholders at which he or she faces re-election and (2) the Board accepts the resignation. In addition, the Board will fill director vacancies and new directorships only with candidates who agree to tender, promptly following their appointment to the Board, the same form of resignation tendered by other directors in accordance with this provision.
In the event a resignation is triggered as a result of a director not receiving a majority vote, the Nominating and Governance Committee will consider the resignation and make a recommendation to the Board on whether to accept or reject it, or whether other action should be taken. The Board will consider the Committee’s recommendation and publicly disclose its decision and the rationale behind it in a Current Report on Form 8-K filed with the SEC within 90 days from the date of the certification of the election results.
ATTENDANCE AT ANNUAL MEETING
It is our policy to invite all members of our Board of Directors to attend our Annual Meeting. All of our directors attended our 2017 annual meeting of stockholders, and we expect all of our directors to attend the 2018 Annual Meeting.
COMPENSATION ADVISOR
The Compensation Committee has retained Pearl Meyer as its sole independent compensation advisor. Pearl Meyer does not provide any services to our company other than advice to and services for the Compensation Committee relating to compensation of all executives and the Nominating and Governance Committee relating to compensation of our non-employee directors. The independent compensation advisor may provide other consulting services to SPX FLOW, with approval from the Compensation Committee or the Nominating and Governance Committee. The Compensation Committee reviews services provided by its independent compensation advisor on at least an annual basis.
The independent compensation advisor:

•	assesses data relating to executive pay levels and structure;

•	works with management on recommendations of compensation amounts and structure for all executive officers and directors other than the President and CEO;

•	presents to the Compensation Committee recommendations on compensation amounts and structure for the President and CEO;

•	presents to the Nominating and Governance Committee recommendations on compensation amounts and structure for the non-employee directors;

•	reviews and comments on management’s recommendations relating to executive officer compensation;

•	recommends the list of peer companies against which we benchmark our executive officer and director compensation for approval by the Compensation Committee;

•	reviews proxy statement disclosures; and

•	advises the committees on regulatory, best practice, and other developments in the area of executive and director compensation.
The Compensation Committee has directed the independent compensation advisor to collaborate with management, including our human resources function, to obtain data, clarify information, and review preliminary recommendations prior to the time they are shared with the relevant Committee.
The Compensation Committee has considered the independence of Pearl Meyer in light of SEC rules and NYSE listing standards. The Compensation Committee requested and received a letter from Pearl Meyer addressing Pearl Meyer and the senior advisor involved in the engagement’s independence, including the following factors: (1) other services provided to us; (2) fees paid by us as a percentage of Pearl Meyer’s total revenue; (3) policies or procedures maintained by Pearl Meyer that are designed to prevent a conflict of interest; (4) any business or personal relationships between the senior advisor and a member of the Compensation Committee; (5) any company stock owned by the senior advisor; and (6) any business or personal relationships between our executive officers and the senior advisor. The Compensation Committee discussed these considerations and concluded that the work performed by Pearl Meyer and Pearl Meyer’s senior advisor involved in the engagement did not raise any conflict of interest, and that Pearl Meyer provides objective and competent advice. The following protocols are designed to help ensure objectivity:

•	The advisor reports directly to the Compensation Committee or, in the case of matters relating to non-employee director compensation, to the Nominating and Governance Committee;

•	Only the Compensation Committee and the Nominating and Governance Committee have the authority to retain or terminate the advisor with respect to services provided to the relevant committee; and

•	The advisor meets as needed with Compensation Committee members, outside the presence of management.

2018 Proxy Statement

Corporate Governance

RELATED-PARTY TRANSACTIONS
Pursuant to its charter and a written related-party policy, the Audit Committee is charged with reviewing and approving any related-party transactions. A related-party transaction is a transaction involving SPX FLOW and any of the following persons: a director, director nominee or executive officer of SPX FLOW or an immediate family member or person sharing the household of any of these persons; a holder of more than 5% of SPX FLOW common stock; and certain other parties with relationships with SPX FLOW. When considering a transaction, the Audit Committee is required to review all relevant factors, including whether the transaction is in the best interest of our company, our company’s rationale for entering into the transaction, alternatives to the transaction, whether the transaction is on terms at least as fair to our company as would be the case were the transaction entered into with a third party, potential for an actual or apparent conflict of interest, and the extent of the related party’s interest in the transaction. Our legal staff is primarily responsible for the development and implementation of procedures and controls to obtain information from our directors and officers relating to related-party transactions and then determining, based on the facts and circumstances, whether we or a related party has a direct or indirect material interest in the transaction.
In the course of the Board of Directors’ determination regarding the independence of each of the non-employee directors, the Nominating and Governance Committee and Audit Committee considered any relevant transactions, relationships or arrangements. No member of our Board or management was aware of any transactions that would be required to be disclosed in this section.
BOARD LEADERSHIP STRUCTURE
Our Board has no fixed policy or position on whether the roles of Chairman and Chief Executive Officer should be separate or combined, but rather makes leadership structure decisions in consideration of then‑current circumstances. Currently, Marcus G. Michael is our President and CEO, and Robert F. Hull, Jr. is the Chairman of our Board.
Mr. Hull assumed his duties as Chairman of the Board on May 10, 2017, replacing Christopher J. Kearney who retired from the Board on that date. In connection with Mr. Hull’s election as Chairman of the Board, the Board discontinued the position of Lead Director, which had been filled by Emerson U. Fullwood.
We believe the leadership structure outlined above is best for our company and our stockholders at this time. We believe there is good communication between management and non-employee directors, and that our outside directors are able to carry out their oversight responsibilities effectively.
BOARD COMMITTEES
The Board of Directors met eight (8) times during 2017. The Board of Directors currently has a standing Audit Committee, Compensation Committee and Nominating and Governance Committee. Each current director attended at least 75% of the meetings of the Board of Directors and of the committees on which he or she served in 2017. Each committee has adopted a charter that specifies the composition and responsibilities of the committee. Each committee charter is posted on our website (www.spxflow.com) under the heading “Investor Relations—Corporate Governance.”
On May 10, 2017, the Board modified the composition of the Audit, Compensation and Nominating and Governance Committees, adopting a “committees of the whole” approach with each independent director serving on each of these committees. Accordingly, each of Ms. Altman and Messrs. Campbell, Fullwood, Hull, Lisenby and Singer served on each of these committees. Mr. Abulaban was elected on March 1, 2018 and the Board will consider his appointment to each of these Committees following the Annual Meeting. The table below lists the current chair and 2017 meeting information for each of the Board's Committees.

	Audit	Compensation	Nominating and
Name	Committee	Committee	Governance Committee
Chair	Terry S. Lisenby	Emerson U. Fullwood	Patrick D. Campbell
Number of Meetings	7	5	4

2018 Proxy Statement

Corporate Governance

AUDIT COMMITTEE

Membership:
The Board of Directors has determined that each member of the Audit Committee is independent in accordance with our Audit Committee charter and our Corporate Governance Guidelines and Independence Standards, as well as the rules of the SEC and the listing standards of the NYSE. In addition, the Board of Directors has determined that each member of the Committee has a working familiarity with basic finance and accounting practices, including the ability to read and understand financial statements. Finally, the Board of Directors has determined that each of Messrs. Hull, Lisenby and Campbell is an “audit committee financial expert” under the rules of the SEC and has accounting and/or related financial management expertise, as required by the listing standards of the NYSE.

Function:
The Audit Committee is responsible for ensuring the integrity of the financial information reported by our company. The Committee appoints the independent auditors, approves the scope of audits performed by them and by the internal audit staff, and reviews the results of those audits. The Committee also meets with management, the independent auditors and the internal audit staff to review audit and non-audit results, as well as financial, cybersecurity, accounting and internal control matters. Additional information on the Committee and its activities is set forth in the Audit Committee Report on p. 19.

COMPENSATION COMMITTEE

Membership:
The Board of Directors has determined that each member of the Compensation Committee is independent in accordance with our Compensation Committee charter, Corporate Governance Guidelines and Independence Standards, as well as the rules of the SEC and the listing standards of the NYSE. In addition, the Board of Directors has determined that each member of the Committee meets the “outside director” and “non-employee director” requirements as defined, respectively, under Section 162(m) of the Internal Revenue Code and Section 16 under the Securities Exchange Act of 1934, as amended.

Function:
The Committee sets the compensation program for our executive officers, including executive employment agreements, restricted stock and restricted stock unit grants and other awards. The Committee receives input regarding compensation for all officers including proposed compensation, from its independent compensation advisor, as well as from our CEO for his direct reports. The Committee has delegated to our CEO the authority to issue up to an aggregate of 75,000 restricted shares or restricted stock units annually to persons other than Section 16 officers.

The Committee has the authority under its charter to retain, terminate and set fees and retention terms for such compensation advisors or other outside advisors as it deems necessary or appropriate in its sole discretion. The Committee reviews outside advisors and consultants on at least an annual basis to determine objectivity and review performance, including a review of the total fees paid to such advisors or consultants. The Committee has retained Pearl Meyer as its independent compensation advisor.

Additional information on the Committee, its activities, its relationship with its independent compensation advisor and management’s role in setting compensation is set forth in “Compensation Discussion and Analysis,” beginning on p. 20, and “Corporate Governance—Compensation Advisor,” beginning on p. 11.

NOMINATING AND GOVERNANCE COMMITTEE

Membership:
The Board of Directors has determined that each member of the Nominating and Governance Committee is independent in accordance with our Nominating and Governance Committee charter, Corporate Governance Guidelines and Independence Standards, as well as the rules of the SEC and the listing standards of the NYSE.

Function:
The Committee assists the Board of Directors in identifying qualified individuals to become Board members and recommending to the Board of Directors the director nominees; develops and recommends to the Board of Directors our Corporate Governance Guidelines; leads the Board of Directors in its annual review of the Board of Director’s performance; makes recommendations to the Board of Directors regarding the compensation of non-employee directors; reports to the Board regarding succession planning for the Chief Executive Officer and in the event of an unanticipated vacancy, works with the Board to nominate and evaluate potential successors to the Chief Executive Officer; reviews and assesses the independence of the individual directors in light of the requirements of the New York Stock Exchange and recommends any changes to the Board; addresses potential conflicts of interest and suggests any action that it deems necessary or appropriate and makes recommendations to the Board of Directors with respect to the assignment of individual directors to various committees and the structure of those committees. The Committee also approves equity awards for non-employee directors, subject to approval by the Board of Directors.

2018 Proxy Statement

Director Compensation
Directors who are SPX FLOW employees receive no compensation for their service as directors.
CASH AND EQUITY COMPENSATION
We compensate our non-employee directors using a combination of cash and equity granted under the SPX FLOW Stock Compensation Plan (the “Stock Compensation Plan”). The Nominating and Governance Committee reviews non-employee director compensation from time to time. The Committee compares director compensation to our peer companies when reviewing compensation type and structure. For 2017, the Committee recommended and the Board approved a reduction in the annual cash retainer for non-employee directors from $90,000 to $70,000 in recognition of the Company’s performance in challenging end markets. The other elements of director compensation were not changed.
In 2017, we awarded shares of restricted stock to our non-employee directors as of the date of our 2017 annual meeting of stockholders, which shares will vest the day prior to the 2018 Annual Meeting, subject to the director’s continued service on our Board as of the vesting date. Time-vested restricted stock awards are designed to help ensure engaged directors with interests closely aligned with those of our long-term stockholders.
Any cash dividends paid with respect to shares of unvested restricted stock are deposited in the director’s name in an escrow or similar account maintained by SPX FLOW for that purpose. These dividends are subject to the same time restrictions as the shares of restricted stock to which they relate and are payable only upon vesting of the underlying stock. We do not currently pay dividends.
For 2017, our directors are compensated as set forth below:

Compensatory Element	2017
Time-Vested Restricted Stock Annual Grant	$130,000
Annual Cash Retainer	$70,000
Non-Executive Chairman of the Board	$125,000
Lead Director*	$6,250
Audit Committee Chair	$20,000
Compensation Committee Chair	$15,000
Nominating and Governance Committee Chair	$10,000

*    The Lead Director role was discontinued on May 10, 2017 in connection with the appointment of Mr. Hull as the independent Chairman of the Board. The amount shown is the prorated amount for the period prior to the discontinuance of the role of Lead Director.

OTHER
The SPX FLOW Foundation (the “Foundation”) makes matching donations for qualified charitable contributions for any director up to a total of $20,000 per annum.
STOCK OWNERSHIP GUIDELINES
Non-employee director stock ownership guidelines are three times the annual cash retainer. Our guidelines require each director to attain the desired level of ownership within five years of the date of appointment as a director of our company. Shares held in family trusts and shares held in retirement plan accounts are deemed to be owned shares for purposes of these guidelines. Unexercised stock options and unvested performance-based equity awards are excluded.
Once a director attains the desired level of share ownership, he or she will continue to be in compliance with these guidelines even if the director later falls below the guideline, provided that he or she retains at least 50% of the net shares acquired upon exercise of stock options and at least 50% of the net shares acquired pursuant to vested restricted equity awards until he or she again meets or exceeds the guidelines.
Each director was in compliance with these requirements as of March 1, 2018.

2018 Proxy Statement

Director Compensation

DIRECTOR COMPENSATION TABLE
The following table summarizes the compensation of our directors in 2017. Mr. Michael, our President and CEO, received no compensation in connection with his service as a director and, accordingly, is omitted from this table. Mr. Abulaban does not appear in the below tables because his service did not begin until 2018.

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	Total ($)
Anne K. Altman	$70,000	$130,000	$200,000
Patrick D. Campbell	$80,000	$130,000	$210,000
Emerson U. Fullwood	$91,250	$130,000	$221,250
Robert F. Hull, Jr.	$153,333	$130,000	$283,333
Christopher J. Kearney	$65,000	$—	$65,000
Terry S. Lisenby	$90,000	$130,000	$220,000
David V. Singer	$70,000	$130,000	$200,000

(1)
Includes an annual retainer of $70,000. In addition, Mr. Campbell received $10,000, representing the retainer for serving as the Nominating and Governance Committee Chair; Mr. Fullwood received $6,250, representing the retainer for serving as Lead Director from January 2017 to May 2017, and $15,000, representing the retainer for serving as the Compensation Committee Chair; Mr. Hull received $83,333, representing the retainer for serving as the Chairman of the Board beginning May 2017; Mr. Kearney received $65,000, representing the retainer for serving as the Chairman of the Board of $41,667 plus the standard cash retainer of $23,333 for his service during the period from January 2017 through his retirement from the Board in May 2017; and Mr. Lisenby received $20,000, representing the retainer for serving as the Audit Committee Chair.

(2)
Stock awards are time-vested, awarded on the date of our 2017 annual meeting of stockholders and vest on the day prior to the 2018 Annual Meeting, subject to the director’s continued service on our Board as of the vesting date. The amounts in the table represent the grant date fair value, based on the closing price of our stock on the grant date. As of December 31, 2017, the incumbent non-employee directors held the following numbers of outstanding unvested stock awards:

Name	Outstanding Stock Awards (#)
Anne K. Altman	3,409
Patrick D. Campbell	3,409
Emerson U. Fullwood	3,409
Robert F. Hull, Jr.	3,409
Christopher J. Kearney	—
Terry S. Lisenby	3,409
David V. Singer	3,409

2018 Proxy Statement

Ownership of Common Stock
DIRECTORS AND OFFICERS
The following table shows how much of our common stock our current directors, director nominees, executive officers listed in the Summary Compensation Table, and all current directors, nominees and executive officers as a group beneficially owned as of February 2, 2018.
Beneficial ownership is a technical term broadly defined by the SEC to mean more than ownership in the usual sense. In general, beneficial ownership includes any shares a director or executive officer can vote or transfer and stock options that are exercisable currently or become exercisable within 60 days. The number of our shares beneficially owned by each of the named executive officers and by all directors and executive officers as a group includes shares held in the SPX FLOW Retirement Savings Plan. Except as otherwise noted, the stockholders named in this table have sole voting and investment power for all shares shown as beneficially owned by them.
The percent of SPX FLOW common stock owned is based on 42,492,776 shares outstanding as of February 2, 2018.

Directors and Named Executive Officers	Shares of Common Stock Owned		Options Exercisable Within 60 Days	Percent of Class
Majdi B. Abulaban	—		—	*
Anne K. Altman	9,358		—	*
Patrick D. Campbell	10,615		—	*
Emerson U. Fullwood	25,590		—	*
Robert F. Hull, Jr.	19,979		—	*
Dwight A. K. Gibson	40,374		—	*
David A. Kowalski	116,659		40,718	*
Jose Larios	30,032	(1)	—	*
Terry S. Lisenby	15,789		—	*
Marcus G. Michael	215,082		15,801	*
David V. Singer	12,456		—	*
Jeremy W. Smeltser	152,505		40,718	*
All directors and current executive officers as a group (16 persons)	749,403	(2)	97,237	2.0%
*    Less than 1.0%.

(1)
Includes 2,067 unvested restricted stock units. Of this amount, 1,003 shares are attributed to the final tranche of a 2016 Time-Based Restricted Stock Unit grant that vests evenly over a three-year period, and 1,064 that are attributed to a 2016 Performance-Based Restricted Stock Unit grant that cliff vests after three years depending upon certain performance goals and continued employment.

(2)	Does not include a total of 41,873 unvested restricted stock units held by such group, scheduled to vest over time subject to certain performance goals and continued employment.

2018 Proxy Statement

Ownership of Common Stock

OTHER PRINCIPAL SPX FLOW STOCKHOLDERS
Set forth in the table below is information about beneficial owners of more than five percent of the issued and outstanding shares of our common stock. The percent of class held is based on 42,492,776 shares of our common stock outstanding on February 2, 2018.

Name and Address	Shares of Common Stock Beneficially Owned	Percent of Class
BlackRock, Inc. (1)	5,315,803	12.5%
55 East 52nd Street
New York, NY 10055
Vanguard Group, Inc., et. al. (2)	3,873,244	9.1%
P.O. Box 2600
Valley Forge, PA 19482
ACR Alpine Capital Research, LLC, et. al. (3)	2,319,898	5.5%
8000 Maryland Avenue, Suite 700
St. Louis, MO 63105
AllianceBernstein L.P. (4)	2,242,447	5.3%
1345 Avenue of the Americas
New York, NY 10105

(1)
Based on information provided in a Schedule 13G/A filed with the SEC on January 19, 2018 by BlackRock, Inc. on behalf of itself and its subsidiaries, BlackRock (Netherlands) B.V., BlackRock Advisors, LLC, BlackRock Asset Management Canada Limited, BlackRock Asset Management Ireland Limited, BlackRock Asset Management Schweiz AG, BlackRock Financial Management, Inc., BlackRock Fund Advisors, BlackRock Institutional Trust Company, N.A., BlackRock Investment Management (Australia) Limited, BlackRock Investment Management (UK) Ltd, BlackRock Investment Management, LLC and BlackRock Life Limited (collectively, “BlackRock”), reporting beneficial ownership as of December 31, 2017. BlackRock reports having sole voting power with respect to 5,229,484 of the shares and sole dispositive power with respect to all of the shares and that BlackRock Fund Advisors beneficially owns five percent or greater of our outstanding shares of common stock.

(2)
Based on information provided in a Schedule 13G/A filed with the SEC on February 12, 2018 by Vanguard Group, Inc. on behalf of itself and Vanguard Fiduciary Trust Co. and Vanguard Investments Australia, LTD. (collectively, “Vanguard”) reporting information as of December 31, 2017. Vanguard reports having sole voting power with respect to 55,690 shares, shared voting power with respect to 12,734 shares, sole dispositive power with respect to 3,808,708 shares, and shared dispositive power with respect to 64,536 shares.

(3)
Based on information provided in a Schedule 13G/A filed with the SEC on February 13, 2018 by ACR Alpine Capital Research, LLC (“ACR”), Alpine Investment Management, LLC (“AIM”), Alpine Private Capital, LLC (“APC”), Alpine Partners Management, LLC (“APM”), MQR, L.P. (“MQRLP”), ACR Multi-Strategy Quality Return Fund (“MQRFUND”), ACR International Quality Return Fund (“IQRFUND”) and Nicholas V. Tompras reporting beneficial ownership as of December 31, 2017. Such Schedule 13G/A reports that, as of December 31, 2017, ACR serves as the investment manager of MQRLP, MQRFUND, IQRFUND and accounts it separately managed (the “Separately Managed Accounts”). APC has delegated investment discretion for accounts it separately manages to ACRC (the “APC Accounts”). AIM is the majority owner at ACR and APC, APM is the general partner of MQRLP, and Nicholas V. Tompras is the Chief Executive Officer and Chief Investment Officer of ACR, the managing member of AIM and APM. Such Schedule 13G/A reports that MQRLP, ACR, AIM, APM and Mr. Tompras shared the power to vote and to dispose of 30,200 shares owned by MQRLP, that MQRFUND, ACR, AIM and Mr. Tompras shared the power to vote and to dispose of 63,773 shares owned by MQRFUND, that IQRFUND, ACR, AIM and Mr. Tompras shared the power to vote and to dispose of 14,400 shares owned by IQRFUND and that ACR, AIM and Mr. Tompras shared the power to vote and to dispose of 367,905 shares in the APC Accounts and 1,843,620 shares owned by the Separately Managed Accounts.

(4)
Based on information provided in a Schedule 13G/A filed with the SEC on February 13, 2018 by AllianceBernstein L.P. reporting, as of December 31, 2017, sole voting power with respect to 1,814,532 shares and sole dispositive power with respect to all of their shares.

2018 Proxy Statement

Section 16(a) Beneficial Ownership Reporting Compliance
Section 16(a) of the Securities Exchange Act of 1934 requires that SPX FLOW’s officers, directors and 10% stockholders file reports of ownership and changes of ownership of SPX FLOW common stock with the SEC and the NYSE. Based on a review of copies of these reports provided to us and written representations from officers and directors, we believe that all filing requirements were met.

2018 Proxy Statement

Audit Committee Report
The Audit Committee of the SPX FLOW Board of Directors (the “Committee”) comprises six directors. Each of the Committee members is independent, as defined under SEC rules and the listing standards of the NYSE. The Committee reviews SPX FLOW’s financial reporting process on behalf of the Board of Directors and is responsible for ensuring the integrity of the financial information reported by SPX FLOW.
Management is responsible for SPX FLOW’s financial reporting process, including its systems of internal and disclosure controls, and for the preparation of consolidated financial statements in accordance with accounting principles generally accepted in the United States (“US GAAP”). SPX FLOW’s independent registered public accountants, who are appointed by the Committee, are responsible for auditing those financial statements. Our responsibility is to monitor and review these processes. We have relied, without independent verification, on management’s representation that the financial statements have been prepared with integrity and objectivity and in conformity with US GAAP and on the representations of the independent registered public accountants included in their report on SPX FLOW’s financial statements.
In this context, we have met and held discussions with management and Deloitte & Touche LLP, SPX FLOW’s independent registered public accountants. Management represented to us that SPX FLOW’s consolidated financial statements were prepared in accordance with US GAAP, and we have reviewed and discussed the consolidated financial statements with management and the independent registered public accountants. We discussed with the independent registered public accountants, the matters required to be discussed by the Standards of the Public Company Accounting Oversight Board (“PCAOB”) for communication with audit committees, under which Deloitte & Touche LLP must provide us with additional information regarding the scope and results of its audit of SPX FLOW’s consolidated financial statements.
In addition, we have discussed with Deloitte & Touche LLP its independence from SPX FLOW and SPX FLOW management, including matters in the written disclosures required by PCAOB Rule 3526, Communication with Audit Committees Concerning Independence.
We discussed with SPX FLOW’s internal auditors and independent registered public accountants the overall scope and plans for their respective audits. We met with the independent registered public accountants, with and without management present, to discuss the results of their audits, and the overall quality of SPX FLOW’s financial reporting.
In reliance on the reviews and discussions referred to above, we recommended to the Board of Directors that the audited consolidated and combined financial statements be included in SPX FLOW’s Annual Report on Form 10-K for the year ended December 31, 2017 as filed with the SEC.

Audit Committee: Terry S. Lisenby, Chairman Anne K. Altman Patrick D. Campbell Emerson U. Fullwood Robert F. Hull, Jr. David V. Singer

2018 Proxy Statement

Executive Compensation
COMPENSATION DISCUSSION AND ANALYSIS
EXECUTIVE SUMMARY
The following pages of this proxy statement describe SPX FLOW’s executive compensation program and the compensation decisions made by the Compensation Committee for our named executive officers (“NEOs”) listed below.

NEO	Title
Marcus G. Michael	President and Chief Executive Officer
Jeremy W. Smeltser	Vice President and Chief Financial Officer
David A. Kowalski	President, Global Manufacturing Operations
Dwight A. K. Gibson	President, Food and Beverage
Jose Larios	President, Industrial and Power & Energy
Our compensation programs are metric-driven and designed to align the interests of our NEOs with the interests of our long-term stockholders. Our Compensation Committee rewards performance that meets or exceeds their goals, builds stockholder value and compares favorably to the Company’s peers. In line with our pay-for-performance philosophy, the total compensation received by our NEOs will vary based on corporate performance measured against annual and long-term targets. Our annual incentive plan focuses on Orders, Adjusted Free Cash Flow and Adjusted EBITDA, while our long-term incentive plan measures two criteria over a three-year period; (i) three-year average Return On Invested Capital on a pre-tax, adjusted basis (“ROIC”) and (ii) relative Total Shareholder Return measured against the S&P MidCap 400 Capital Goods Industry Group (“rTSR”). The total compensation of our NEOs is therefore comprised of base salary, annual incentive compensation, long-term incentive compensation and reasonable perquisites.
Despite an uneven recovery in the Company’s key end markets, we delivered strong financial results for the fiscal year 2017. Please see “Management’s Discussion and Analysis of Financial Conditions and Results of Operations” in our Annual Report on Form 10-K for a more detailed description of our fiscal year 2017 results.
The Company’s performance in 2017 was the key factor in the compensation decisions and outcomes that are reflected in this report.

•
We are pleased that the annual incentive plan, the Enterprise Incentive Plan (“EIP”), helped to drive business improvement and resulted in a cash bonus for our employee participants. The EIP equally measured Orders, Adjusted Free Cash Flow and Adjusted EBITDA against pre-determined targets calibrated to reward employees with a portion of the incremental value created for our stockholders during the year.

•
Our long-term incentive plans comprise a significant portion of the NEOs’ compensation. We modified our Stock Compensation Plan to include ROIC as an additional metric. For each grant of restricted stock to our NEOs under this plan, 50% of the award vests ratably over three-years dependent upon achievement of Revenue and Bonus Operating Margin targets in the first year (the “Internal Metric Award”), and 50% of the award cliff-vests at the end of three-years dependent upon ROIC and rTSR performance (the “External Metric Award”). Based on the Company’s financial performance in 2017, the first tranche of the Internal Metric Award vested and we made progress toward the three-year External Metric Award.

•
The Compensation Committee reviewed the base salary of our NEOs compared to our peers and the overall economy and determined that no significant modifications were required, with the exception of Mr. Larios. The Committee determined that Mr. Larios’ base salary should be increased by 12% to recognize his increased responsibilities as the President of both the Industrial and Power & Energy business units and to bring his compensation in line with the other senior executives. Each of the other NEOs received a salary increase of 2.5%

CEO Compensation – Mr. Michael’s compensation was set by reference to our peer group, which we describe below. Mr. Michael’s annual base salary for 2017 was $845,625, his target annual bonus opportunity was set at 100% of his annual base salary, and the value of equity awarded was $3,477,165. Mr. Michael does not participate in any SPX FLOW pension plan. We describe his perquisites below, and believe they are typical in both type and amount for our peer companies.
The following chart shows Mr. Michael’s Total Direct Compensation (“TDC”) for 2017, as compared to the compensation for chief executive officers of our peer companies. In this chart we are comparing peer company TDC at target, including base salary, target bonus and annual equity award - the same data the Compensation Committee examined in preparation for making decisions regarding Mr. Michael’s 2017 compensation awards. Due primarily to strong Orders and Adjusted Free Cash Flow performance in 2017, the Enterprise Incentive Plan exceeded the target and therefore Mr. Michael’s 2017 Actual TDC is greater than his 2017 Target TDC.

2018 Proxy Statement

Executive Compensation

Annual Bonus Awards – The Company sets a target annual cash bonus award for the majority of employees, including our NEOs, based upon overall Company performance against key internal metrics. For 2017, our NEOs were eligible for a bonus between 0% and 200% of their individual target amounts based on Company achievement of goals for Orders, Adjusted Free Cash Flow and Adjusted EBITDA. The Company exceeded the target level criteria for these goals and a bonus was paid at 134% of target.
Long-term Incentive Plan -- Our long-term incentive plan is designed to align the incentives of NEOs with those of our long-term stockholders. For 2017, NEOs, including Mr. Michael, received equal amounts of performance-based equity that vests based on three-year external metrics and performance-based equity that vests based on one-year internal metrics with such equity designed to be tax-deductible to the Company.
Key attributes of the External Metric Awards made in 2017:

•	Cliff vesting after three-year performance measurement period.

•	Two performance metrics, each weighted at 50% of the value of the External Metric Award:

◦
rTSR, relative Total Shareholder Return, versus the S&P MidCap 400 Capital Goods Industry Group (the “Comparator Group”) whereby between 0% and up to 150% of the stock grant may vest based on the Company's percentile rank versus the Comparator Group. If the rTSR is negative in any year, then the payout multiplier is capped at 100% regardless of relative performance to peers; and

◦
ROIC, Return on Invested Capital, measured on a 3-year average adjusted pre-tax basis whereby between 0% and up to 150% of the stock grant may vest based on the Company’s achievement against pre-defined improvement targets.

Internal Metric Awards made in 2017 vest ratably over three years if the internal metrics are satisfied for the first year. The targets for the Internal Metric Awards are designed to satisfy criteria for tax deductibility and require fiscal year 2017 Revenue of $1.65B and Bonus Operating Margin of 4% for the same period. These metrics were satisfied for 2017, and accordingly the first tranche of these Internal Metric awards vested in March 2018.
Pension – Our CEO does not participate in our pension plan. Two of our currently-serving NEOs continue to participate in the pension plan we replicated based on the pension plan of our former parent company, SPX Corporation, as required by agreements entered into in connection with our spin-off.

2018 Proxy Statement

Executive Compensation

EXECUTIVE COMPENSATION PHILOSOPHY
We follow these guiding principles when designing and setting compensation for our NEOs:

•	Compensation should reward performance

•	Compensation should align the interests of our NEOs with those of our long-term stockholders

•	Compensation should support our business and human capital strategies

•	Compensation should attract, motivate and retain quality NEOs
EXECUTIVE COMPENSATION PRACTICES

Practices We Follow
Pay for Performance
We tie pay to performance. The significant majority of executive pay is not guaranteed. Our bonuses incentivize strong financial performance. Equity awards to NEOs require the achievement of internal and external-metric performance targets in order to vest.

Reasonable Perquisites	We believe our perquisites are comparable to those offered at peer companies. We do not pay tax gross-ups on perquisites.
Independent Compensation Advisor
The Compensation Committee retained Pearl Meyer as its executive compensation advisor. Pearl Meyer works directly for the Compensation Committee and the Nominating and Governance Committee, and performs no other work for our company. Pearl Meyer may, at the direction of either committee, work with management on executive officer and director compensation design.

Mitigate Undue Risk
We mitigate undue risk associated with compensation. We do this by utilizing caps on potential payments, multiple performance targets and robust Board and management processes to identify risk. We do not believe any of our pay programs create risks that are reasonably likely to have a material adverse impact on our company.

Robust Stock Ownership Guidelines	We have a robust stock ownership policy and all NEOs are in compliance.
Practices We Avoid
280G Excise Tax Gross-Ups	We do not offer 280G excise tax gross-ups to any of our employees.
Hedging and Pledging
We do not permit our NEOs to engage any instrument that creates a hedge or a short interest against SPX FLOW stock performance or to pledge Company stock as collateral for any margin account, loan or other interest.

Other Practices We Avoid
•   Multi-year guarantees for salary increases;
•   Non-performance-based bonuses;
•   Excessive non-performance-based long-term incentive awards;
•   Inclusion of long-term equity awards in the pension calculation;
•   Bonus payouts without justifiable performance linkage or proper disclosure; and
•   Performance goals that are too easily achievable or based on negative earnings.

We tailor compensation to the business and competitive environment because our success depends on our ability to attract and retain experienced and proven leaders and to motivate them to deliver superior results.
The proportion of incentive-based pay increases along with responsibility and authority. For our senior-level management, and in particular for our NEOs, a majority of total direct compensation at target, defined as salary, bonus, and equity awards, is incentive-based.
NEO performance is judged primarily by reference to performance of the Company as a whole. Additional, subjective, assessments are made, including direct assessments of performance, formal talent assessment reviews, and assessments of adherence to our values. The Compensation Committee also reviews total compensation at least annually and termination values periodically. The Compensation Committee establishes and approves all elements of compensation for our CEO based on input from and discussions with management and the Committee’s independent compensation advisor, as well as its own assessments.
Role of the Independent Compensation Advisor and Management
The Compensation Committee has retained Pearl Meyer as its independent compensation advisor. The independent compensation advisor consults on all aspects of executive officer and director compensation. See “Corporate Governance—Compensation Advisor.”
The most significant aspects of management’s role in the compensation-setting process are as follows:

2018 Proxy Statement

Executive Compensation

•	Our human resources, finance and legal departments prepare materials for the Compensation Committee, as does the Committee’s independent compensation advisor.

•
Our CEO provides his evaluation of the performance of each of the other NEOs and offers recommendations regarding their salary levels, bonus targets and equity awards. These recommendations are reviewed with the Committee’s independent compensation advisor and then submitted to the Committee for review, discussion, and approval.

•	Management prepares and recommends business performance targets and objectives.
SPX FLOW PEER GROUP
The Compensation Committee and its outside compensation advisor have set a group of peer companies for our company for the purpose of compensation comparisons. The peer group selected for 2017 consisted of 18 manufacturing companies with annual revenues between $590 million and $3.7 billion, and market capitalizations between $797 million and $8.8 billion. Our revenues in 2017 were $1.95 billion and our market capitalization at December 31, 2017, was $1.34 billion. As part of its annual review, the Compensation Committee modified the peer group in October 2017. The Committee observed that the Company was in the lower quartile among the previous peer group on a revenue basis and because the Committee believes that revenue is a key factor in the determination of NEO pay, the Committee determined it was appropriate to rebalance the peer group to the Company’s current revenue profile. Compensation decisions for our NEOs in 2017 were made with reference to information available for the pre-existing peer group, but changes to compensation for 2018 will be made with reference to information based upon the new peer group. The Committee does not anticipate any material changes to NEO compensation based on this rebalancing of the peer group.
The previous peer group was established in October 2015 as part of the spin-off transaction separating the Company from its former parent. The peer companies selected at that time had a revenue range of 0.5 - 2.5 times the Company's projected post-spin revenue, similar industries and business mix and were key competitors for senior talent. Other factors considered in selecting our peer group included international exposure, number of employees, total-shareholder return profile over various periods, and the GICs industry sub-group. The updated peer group utilizes these same selection criteria, albeit adapted to reflect current SPX FLOW revenue levels.

2018 Proxy Statement

Executive Compensation

The following chart demonstrates that modifying the peer group moved the Company much closer to the peer group median revenue than the previous peer group:

2018 Proxy Statement

Executive Compensation

Company	Ticker	Previous Peer Group*	Updated Peer Group*
Xylem Inc.	XYL	4,707	—
Flowserve Corporation	FLS	3,661	3,661
Regal Beloit Corporation	RBC	3,360	3,360
Colfax Corporation	CFX	3,300	3,300
A. O. Smith Corporation	AOS	2,997	—
Crane Co.	CR	2,786	2,786
Valmont Industries, Inc.	VMI	2,746	2,746
ITT Inc.	ITT	2,585	2,585
Donaldson Company, Inc.	DCI	2,372	—
IDEX Corporation	IEX	2,287	2,287
Curtiss-Wright Corporation	CW	—	2,271
Woodward, Inc.	WWD	2,099	2,099
Rexnord Corporation	RXN	—	1,918
Harsco Corporation	HSC	—	1,607
Graco Inc.	GGG	—	1,475
Watts Water Technologies, Inc.	WTS	1,457	1,457
Barnes Group Inc.	B	—	1,436
SPX Corporation	SPXC	—	1,426
EnPro Industries, Inc.	NPO	—	1,310
Actuant Corporation	ATU	1,096	1,096
CIRCOR International, Inc.	CIR	—	662
SPX FLOW, Inc.		1,952	1,952
* 2017 Revenues ($ millions)

Please note that peer company compensation analysis is used only for comparative purposes. We do not target specific benchmark percentiles. We award compensation considering factors including market forces, Company or individual performance, longevity of contribution to the Company, existing contractual obligations, and differing levels of responsibility and value created by officers with the same or similar title.

2018 Proxy Statement

Executive Compensation

2017 COMPENSATION
The Compensation Committee established the executive compensation program to implement our focus on pay-for-performance, aligning the interests of our executive officers to our stockholders, supporting our business strategy and attracting key talent to the Company. Following are the key elements:

2017 Compensation Element	Purpose	Key Characteristics
Base Salary	Reflects the competitive marketplace, roles and responsibilities, experience and tenure, internal equity considerations, individual performance and contribution to our results.	Fixed compensation, reviewed and, if appropriate, adjusted annually.
Bonus Plan	Rewards NEOs for improving financial and operational performance.	Cash award based on pre-set goals. Tied to our business objectives.
External Metric Grants	Aligns NEO interests to stockholders through equity ownership and motivates NEOs to outperform peer companies.
Variable, performance-based restricted stock award meant to qualify as tax-deductible. Cliff vesting based on relative total shareholder return versus a pre-selected peer group and average return on invested capital over three-year periods.

Internal Metric Grants	Aligns NEO interests to stockholders through equity ownership and supports retention with multi-year vesting.
Restricted stock award, requires Company performance against internal metrics over an initial one-year period and, for 2017, was meant to qualify as tax-deductible. Vesting phased ratably over three years.

Pension	Provides guaranteed retirement income for participating NEOs.	Our newest NEOs, including our CEO, do not participate in our pension plan.
Other Compensation	Provides benefits promoting health and work-life balance. Designed to be competitive.	See the footnotes to the Summary Compensation Table for a listing of other compensation.
NEO performance was judged primarily by reference to performance of the Company as a whole. Additional, subjective assessments were made by the Compensation Committee in respect of adherence to Company values, competence, potential and alignment with Company goals. The Compensation Committee established, reviewed and approved all elements of compensation for the CEO based on review of key financial metrics, input from and discussions with members of the management team and its independent compensation advisor, Pearl Meyer.
Base Salary
Base salary is designed to offer competitive base income in the context of the NEO’s role and responsibilities, experience and tenure, internal equity considerations, individual performance and contribution to Company results.
In 2017, Messrs. Michael, Gibson, Smeltser and Kowalski received salary increases of 2.5%. Each salary increase was in line with the Company's U.S. merit increase budget and became effective in the first payroll date of April 2017. Mr. Larios received a salary increase of 12.0% to recognize his increased responsibilities as the President of both the Industrial and Power & Energy business units and to bring his compensation in line with the other senior executives.
Bonuses
We are pleased that the annual incentive plan, the Enterprise Incentive Plan (“EIP”), helped to drive business improvement and resulted in a cash bonus for our employee participants. The EIP equally measured Orders, Adjusted Free Cash Flow and Adjusted EBITDA against pre-determined targets calibrated to reward employees with a portion of the incremental value created for our stockholders during the year.
Targets
Annual cash bonus awards are targeted at a percentage of year-end salary. This percentage increases as the employee’s responsibilities and authority increase to help ensure that those most able to impact Company performance have the greatest percentage of their total compensation tied to Company performance.
Target bonuses for most NEOs were unchanged for 2017, with targets of 100% of salary for Mr. Michael, President and CEO, 80% for each of Messrs. Smeltser and Kowalski, and 70% for each of Messrs. Gibson and Larios.

2018 Proxy Statement

Executive Compensation

Awards
Bonuses under the Enterprise Incentive Plan range from 0% to 200% of target bonus by reference to metrics for Orders, Adjusted Free Cash Flow and Adjusted EBITDA. These metrics were selected because they incentivize the participants to maximize Company performance against metrics that drive current and future earnings growth and cash flow, key criteria for the Company’s long-term success. Each of the metrics was measured equally and independently, with an opportunity of 0% at below threshold performance, 33% at target performance and 67% at or above maximum performance for each metric. The total bonus paid is the sum of the three separately-measured metrics. Please see the chart below.
The Orders metric is intended to focus the organization on building a robust backlog for future revenue, and measures awarded and legally binding commitments from customers for which there are no unsatisfied contingencies affecting the binding nature of the agreement and the material terms and conditions have been agreed by the Company and its customer. Orders must be secured within the fiscal year 2017 and orders in excess of $15 million are excluded from the target and the actual results. Adjusted Free Cash Flow is intended to reward working capital management and is defined as GAAP operating cash flow less capital expenditures, plus cash outflows for restructuring and adjusted for any unusual items as determined by the Compensation Committee. Adjusted EBITDA is intended to reward earnings and working capital management and is defined as earnings before interest, taxes, depreciation and amortization, plus restructuring or special charges, goodwill and/or asset impairments, and any unusual items as determined by the Compensation Committee. The threshold, target and maximum levels for each of these metrics required year-over-year improvement and were designed to share incremental returns between stockholders and employees.
Certain items were excluded in the calculation of these metrics to eliminate factors beyond the reasonable control of the participants in the measurement year in order to focus employees, including NEOs, on controllable financial and operating performance and to eliminate possible disincentives to act in the best interest of stockholders. For example, the Company’s significant investment in restructuring activities in 2017 is expected to have long‑term benefits, but could result in loss of profits and cash flow from the business in the near term. Accordingly, these restructuring expenses and related cash outflows are adjusted in the calculation of these metrics. Based on the Company’s performance, the Compensation Committee exercised its discretion under the 162(m) Plan and awarded a cumulative bonus payment of 134% of target (in $ million):

EIP Financial Metric	2017 Threshold	2017 Target	2017 Stretch	2017 Actual Results	Payout Percentage
Orders	$1,864	$1,940	$2,015	$2,016	67%
Adjusted EBITDA	$200	$215	$230	$200	—%
Adjusted Free Cash Flow	$125	$145	$165	$223	67%
Cumulative Bonus Percentage Payout Earned under the EIP:					134%
Equity-Based Awards
Long-term equity awards are designed to promote stock ownership and expose senior-level management to the risks and rewards faced by long-term stockholders. Each award includes (i) performance-based restricted stock that is subject to the Company’s relative total shareholder return against a comparator group of industrial companies and return on invested capital, and (ii) restricted stock that vests evenly over three years subject to satisfaction of internal performance criteria in the first year of the grant cycle.
Because Internal Metric Grants, if initial-year performance metrics are satisfied, vest ratably over three years for officers who are not retirement eligible, they are also designed to have significant employee retention value and continue to tie the interests of NEOs to those of stockholders even after they are awarded. Grants of performance-based restricted stock are the most significant component of our NEOs’ direct compensation opportunity.
The table below shows the long-term incentive awards granted in 2017 for each of our NEOs:

NEO	External Metric Restricted Stock Award (1)	Internal Metric Restricted Stock Award (2)
Marcus G. Michael	49,743	49,549
Jeremy W. Smeltser	18,842	18,768
David A. Kowalski	18,842	18,768
Dwight A.K. Gibson	9,043	9,009
Jose Larios	9,043	9,009

(1)
External Metric Awards are performance-based restricted stock awards that feature cliff-vesting after a three-year performance period in which two criteria are measured: (i) for one-half of the award, the Company’s Total Shareholder Return (“TSR”) is measured against the S&P MidCap 400 Capital Goods Industry Group (the “Comparator Group”) and between 0% and up to 150% of that portion of the award may vest based on the Company’s percentile ranking versus the Comparator Group between the 35th and 75th percentile, and (ii) for the other half of the award, the Company’s three-year average return on invested capital is measured on an adjusted, pre-tax basis, and compared against predetermined targets whereby between 0% and up to 150% of that portion of the award may vest based upon the Company’s performance.

2018 Proxy Statement

Executive Compensation

(2)
Internal Metric Awards are performance-based restricted stock awards that vest at the rate of 1/3 per year over three years based on (i) continued employment and (ii) satisfaction of an internal performance criteria in the first year that is designed to meet the tax-deductibility criteria for the Company under Section 162(m) of the Internal Revenue Code. Internal Metric Awards vest based on the same trigger applicable under the 162(m) Plan. The performance goals for vesting of the Internal Metric Awards awarded in 2017 were adjusted operating margin (GAAP operating income, after adjustment for certain items, as a percentage of net revenues) of 4.0% or net revenues of $1.65 billion, and the Company’s 2017 performance with respect to these metrics was 7.0% and $1.95 billion, respectively.

Equity Awards Practices
A full review of executive compensation, including equity awards, is conducted at least annually. Equity awards were reviewed and approved late in the prior year and granted within the first quarter of the award year. Dividends with respect to any shares of unvested restricted stock are deposited in the NEO’s name in an escrow or similar account maintained by SPX FLOW for that purpose. The NEO receives these dividends only if and when the related shares of equity vest. Dividends are forfeited if the equity on which those dividends were paid is forfeited. The Company is not currently paying a dividend so this treatment is not applicable. In the event of retirement or for the named executive officers with employment agreements, termination by SPX FLOW without “cause” or voluntary termination by the executive for “good reason” (each as defined in the applicable award or employment agreements), unvested restricted stock will remain subject to the original performance requirements and vesting schedule (to the extent provided under such agreements).
Other Benefits and Perquisites
We provide perquisites to attract and retain executives in a competitive marketplace, and believe these benefits are generally consistent with market practices of our peer group and other comparable public industrial manufacturing companies. See the Summary Compensation Table and accompanying footnotes for a full listing of benefits and perquisites. We do not provide tax gross-up payments for perquisites.
The CEO may utilize the Company aircraft for personal travel for himself and his family. Other NEOs may be permitted personal use of the aircraft for themselves and their families if approved by our CEO. This benefit enhances security for our officers and allows them to devote more time to SPX FLOW business. We report the value of any personal use of the aircraft by NEOs as ordinary taxable income and as compensation in the Summary Compensation Table.
Retirement and Deferred Compensation Plans
NEOs and other senior-level management are eligible to participate in the SPX FLOW Retirement Savings Plan (the “401(k) Plan”) and the SPX FLOW Supplemental Retirement Savings Plan (the “SRSP”), a non-qualified deferred compensation plan that permits voluntary deferrals of base salary and annual bonuses in excess of those permitted under the 401(k) Plan. See the Nonqualified Deferred Compensation in 2017 table and accompanying narrative and footnotes for more information regarding these plans.
Mr. Kowalski and Mr. Smeltser participate in the SPX FLOW Supplemental Retirement Plan for Top Management (the “TMP”) based upon commitments made by our former parent company, SPX Corporation. Mr. Kowalski also retains an accumulated benefit in the SPX Corporation Supplemental Individual Account Retirement Plan (the “SIARP”), which is sponsored by SPX Corporation and has been frozen since before the spin-off of SPX FLOW from SPX Corporation in September 2015. The Summary Compensation Table and the Pension Benefits table, and their accompanying footnotes, provide further information concerning the annual increase in benefit value, accrued benefits and other terms of the TMP and SIARP. Retirement benefits payable upon an NEO’s termination of employment are quantified and described in “Potential Payments Upon Termination or Change-in-Control.”
Termination and Change-in-Control Provisions
We design termination and change-in-control contractual provisions to be competitive at the time we enter into an agreement. As a result, our agreements have changed over time, with more recent agreements generally offering reduced payments and multi-year vesting obligations.
These arrangements are designed to protect stockholder interests by stabilizing management during periods of uncertainty. Generally, executives are more willing to accept risks and costs if they are protected in the event their employment is terminated due to unanticipated changes, including a change in control. Additionally, executives often assign significant value to severance agreements because they provide compensation for lost professional opportunities in the event of a change in control. These arrangements also can be a powerful tool to discourage entrenchment of management, in that severance agreements can offset the risk of financial and professional loss that management may face when recommending a sale to or merger with another company.
In the case of certain terminations following a change in control, the NEOs become immediately vested in all previously granted unvested SPX FLOW equity, including shares and units subject to performance vesting at the target level of vesting. This feature is designed to be equitable in the event of dismissal without cause or resignation for good reason, and we believe it is appropriate in the event of termination following a change in control. Additionally, other benefits may be paid in the event the executive is terminated following a change in control (sometimes called a “double trigger”).

2018 Proxy Statement

Executive Compensation

Termination and change-in-control agreements are further discussed and quantified in “Potential Payments Upon Termination or Change-in-Control.”
Stock Ownership Guidelines
We maintain stock ownership guidelines to emphasize the importance of substantive, long-term share ownership by senior executives to align their financial interests with those of stockholders. The guidelines are:

Chief Executive Officer	500% of salary
Other Executive Officers	300% of salary
Other executives designated by the Compensation Committee	100% - 200% of salary
Shares held in family trusts and shares held in retirement plan accounts are deemed to be owned shares for purposes of these guidelines. Officers are asked to attain the desired level of stock ownership within five years of becoming an officer.
Once an NEO attains the desired level of share ownership, he or she will continue to be compliant with these guidelines even if the NEO later falls below the guidelines, provided that the NEO retains at least 50% of the net shares acquired upon exercise of stock options and at least 50% of the net shares acquired pursuant to vested restricted equity awards and vested restricted stock unit grants until he or she again meets or exceeds the guidelines.
Each NEO was in compliance with these requirements as of March 1, 2018.
Tax Matters
For 2017, we sought to structure executive compensation in a tax efficient manner, and implement compensation plans in light of applicable tax provisions, including Section 162(m) of the Internal Revenue Code. To maintain flexibility in structuring executive compensation to achieve its goals and compensation philosophy, the Compensation Committee has not adopted a policy requiring all compensation to be tax-deductible. For 2017, we sought to structure our executive officer bonuses to be tax-deductible, and therefore a separate plan, the Executive Annual Bonus Plan (the “162(m) Plan”) was employed to determine whether each NEO qualified for the payment of bonuses described above, and sets a cap on the amount of bonus that may be awarded and treated as tax-deductible. The Compensation Committee set the amounts payable under the 162(m) Plan (subject to the maximum amount permitted under the 162(m) Plan and applicable performance metrics being met). While the Compensation Committee exercised its discretion to reduce any bonus payable under the 162(m) Plan, the Compensation Committee does not have discretion to increase the bonus payable under the 162(m) Plan.
Internal Metric Awards made in 2017 vest based on the same trigger as under the 162(m) Plan. In 2017, the 162(m) Plan performance goals were met.
As a result of the U.S. Tax Cuts and Jobs Act passed at the end of 2017, the exception for performance-based compensation under Section 162(m) has been repealed, effective for taxable years beginning after December 31, 2017, such that compensation paid to our covered executive officers in excess of $1 million will not be deductible unless it qualifies for transition relief applicable to certain arrangements in place as of November 2, 2017. Historically, the Compensation Committee structured the annual cash incentives and restricted stock awards for our executive officers in a manner intended to be exempt from Section 162(m), and therefore deductible. However, because of uncertainties as to the application and interpretation of Section 162(m) and its related regulations going forward, no assurance can be given that compensation paid to our executives and intended to be tax deductible, in fact will be tax deductible. In response to this change, the Compensation Committee is carefully considering the structure of the Company’s executive compensation plans.
Impact on Compensation from Misconduct—Clawbacks
If the Board of Directors were to determine that an NEO had engaged in fraudulent or intentional misconduct, it would take action to remedy the misconduct and impose appropriate discipline. Discipline would vary based on the facts and circumstances, but may include termination of employment or other appropriate actions.
We retroactively adjust compensation in the event of a restatement of financial or other performance results to the extent required by the Sarbanes-Oxley Act of 2002. The 162(m) Plan provides for repayment or forfeiture of awards under specified circumstances if the Company, as a result of misconduct, is required to prepare an accounting restatement due to material noncompliance with any financial reporting requirement under the securities laws. Any awards earned or accrued during the twelve-month period following the first public issuance or filing with the SEC (whichever first occurred) of the financial document that failed to materially comply with a financial reporting requirement must be paid back to the Company. To the extent that the affected award was deferred under a nonqualified deferred compensation plan maintained by the Company rather than paid to the executive officer, the deferred amount (and any earnings from it) must be forfeited. Our equity award agreements provide that awards are subject to any compensation recovery policy adopted by us, as amended from time to time.

2018 Proxy Statement

Executive Compensation

Notes
The discussion of performance targets in this Compensation Discussion and Analysis section is exclusively in the context of executive compensation, and you should not use these targets for any other purpose, or regard them as an indication of management’s expectations of future results.
References to “bonuses” are to performance-based payments as reflected in the Non-Equity Incentive Plan Compensation column of the Summary Compensation Table.

2018 Proxy Statement

Executive Compensation

COMPENSATION COMMITTEE REPORT
The Compensation Committee of the SPX FLOW Board of Directors comprises six directors. Each of the Compensation Committee members is independent, as defined under SEC rules and the listing standards of the NYSE. Additionally, each member of the Compensation Committee is an “outside director” within the meaning of Section 162(m) of the Internal Revenue Code. The Compensation Committee reviews SPX FLOW’s “Compensation Discussion and Analysis” on behalf of the Board of Directors.
The Compensation Committee has reviewed and discussed the “Compensation Discussion and Analysis” with management, and based on the review and discussions, the Compensation Committee recommended to the Board of Directors that the “Compensation Discussion and Analysis” be included in this Proxy Statement and SPX FLOW’s Annual Report on Form 10-K for the year ended December 31, 2017.

Compensation Committee Emerson U. Fullwood, Chairman Anne K. Altman Patrick D. Campbell Robert F. Hull, Jr. Terry S. Lisenby David V. Singer

2018 Proxy Statement

Executive Compensation

SUMMARY COMPENSATION TABLE FOR 2017
This table summarizes the compensation for the named executive officers in 2017. The “named executive officers” are our Chief Executive Officer, our Chief Financial Officer, and our next three most highly compensated officers who were serving as officers as of December 31, 2017. Compensation in this and the following tables includes amounts received from SPX Corporation prior to our spin-off in 2015. References to benefit plan amounts in this and the following tables include amounts under the corresponding SPX Corporation plans prior to our spin-off.

Name and Principal Position	Year	Salary ($)(1)	Bonus ($)	Stock Awards ($)(2)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)(3)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(4)	All Other Compensation ($)		Total ($)
Marcus G. Michael	2017	$841,262	$—	$3,477,165	$—	$1,133,138	$—	$129,399	(5)	$5,580,964
President and CEO	2016	$825,000	$—	$2,999,954	$—	$—	$—	$181,322		$4,006,276
Jeremy W. Smeltser	2017	$614,894	$—	$1,317,087	$—	$662,586	$484,612	$95,697	(6)	$3,174,876
Vice President and CFO	2016	$599,785	$—	$1,249,976	$—	$—	$173,876	$86,112		$2,109,749
	2015	$584,505	$—	$1,536,304	$786,347	$400,044	$668,484	$81,709		$4,057,393
David A. Kowalski	2017	$641,181	$—	$1,317,087	$—	$690,911	$839,284	$129,447	(7)	$3,617,910
President, GMO	2016	$625,428	$—	$1,249,976	$—	$—	$566,674	$111,294		$2,553,372
	2015	$613,450	$—	$1,286,289	$786,347	$417,146	$1,034,501	$58,261		$4,195,994
Dwight A. K. Gibson	2017	$469,086	$—	$632,174	$—	$442,284	$—	$27,188	(8)	$1,570,732
President, Food and Beverage	2016	$263,408	$372,013	$699,976	$—	$—	$—	$167,529		$1,502,926
Jose Larios	2017	$405,000	$—	$632,174	$—	$393,960	$—	$25,795	(9)	$1,456,929
President, Industrial and Power & Energy

(1)
Named executive officers are eligible to defer up to 50% of their salaries into the SPX FLOW Retirement Savings Plan, a tax-qualified retirement savings plan (the “401(k) Plan”) (up to applicable IRS limits), and up to 50% of their salaries into the SPX FLOW Supplemental Retirement Savings Plan, a nonqualified deferred compensation plan (the “SRSP”). In 2017, the named executive officers deferred the following portions of their salaries into the 401(k) Plan and the SRSP:

Name	Deferred into 401(k) Plan	Deferred into SRSP
Mr. Michael	$18,000	$142,716
Mr. Smeltser	$18,000	$51,691
Mr. Kowalski	$18,000	$25,962
Mr. Gibson	$10,800	$—
Mr. Larios	$18,000	$—

(2)
These grants are generally subject to performance vesting conditions. The amounts reported in the above table were calculated in accordance with Topic 718 to reflect their grant date fair value at the target level of performance. See note 12 to the consolidated and combined financial statements contained in our Annual Report on Form 10-K for the year ended December 31, 2017 for additional information regarding the calculation of these numbers for awards made in 2017. See the Grants of Plan Based Awards in 2017 table for more information on these grants. The following table sets forth the grant date fair value of all equity awards made in 2017 assuming that performance-vesting conditions are satisfied at the highest level.

Name	2017
Mr. Michael	$4,346,410
Mr. Smeltser	$1,646,345
Mr. Kowalski	$1,646,345
Mr. Gibson	$790,198
Mr. Larios	$790,198

2018 Proxy Statement

Executive Compensation

(3)
Named executive officers are eligible to defer up to 100% of their non-equity incentive compensation into the SPX FLOW Retirement Savings Plan, a tax-qualified retirement savings plan (the “401(k) Plan”) (up to applicable IRS limits), and up to 100% of their non-equity incentive compensation into the SPX FLOW Supplemental Retirement Savings Plan, a nonqualified deferred compensation plan (the “SRSP”). In 2018, the year in which they received the 2017 non-equity incentive compensation payout, the named executive officers deferred the following portions of their non-equity incentive compensation into the 401(k) Plan and the SRSP:

Name	Deferred into 401(k) Plan	Deferred into SRSP
Mr. Michael	$5,490	$765,568
Mr. Smeltser	$671	$126,612
Mr. Kowalski	$9,824	$269,927
Mr. Gibson	$12,153	$25,796
Mr. Larios	$11,231	$—

(4)
The change in pension value is based on assumed discount rates of 3.82% at December 31, 2016, and 3.49% at December 31, 2017. There were no above market earnings on nonqualified deferred compensation to report for any of the named executive officers in 2017.

(5)	Mr. Michael received $129,399 in All Other Compensation, including:

•
$81,331 representing the change in value between December 31, 2016 and December 31, 2017 of the post-retirement key manager life insurance benefit, based on assumed discount rates of 4.32% and 3.79% on those dates, respectively;

•	$28,543 in matching contributions to the SRSP; and

•	$13,500 in matching contributions to the 401(k) plan.
The remaining $6,025 consisted of an adjustment of his relocation and expatriation costs from 2015 that were reported in 2017, executive health care and incremental aircraft expense.

(6)	Mr. Smeltser received $95,697 in All Other Compensation, including:

•
$31,169 representing the change in value between December 31, 2016 and December 31, 2017 of the post-retirement key manager life insurance benefit, based on assumed discount rates of 4.32% and 3.79% on those dates, respectively;

•	$17,230 in matching contributions to the SRSP;

•	$13,500 in matching contributions to the 401(k) plan; and

•	$10,947 in financial planning benefits.
The remaining $22,851 consisted of post-retirement medical insurance benefit and coverage under the executive long-term disability plan.

(7)	Mr. Kowalski received $129,447 in All Other Compensation, including:

•
$92,126 representing the change in value between December 31, 2016 and December 31, 2017 of the post-retirement key manager life insurance benefit, based on assumed discount rates of 4.32% and 3.79% on those dates, respectively;

•	$18,544 in matching contributions to the SRSP; and

•	$13,500 in matching contributions to the 401(k) plan.
The remaining $5,277 consisted of post-retirement medical insurance benefit and coverage under the executive long-term disability plan.

(8)	Mr. Gibson received $27,188 in All Other Compensation, including:

•
$10,138 representing the change in value between December 31, 2016 and December 31, 2017 of the post-retirement key manager life insurance benefit, based on assumed discount rates of 4.32% and 3.79% on those dates, respectively; and

•	$10,800 in matching contributions to the 401(k) plan.
The remaining $6,250 consisted of financial planning benefits.

(9)	Mr. Larios received $25,795 in All Other Compensation, including:

•
$11,829 representing the change in value between December 31, 2016 and December 31, 2017 of the post-retirement key manager life insurance benefit, based on assumed discount rates of 4.32% and 3.79% on those dates, respectively; and

•	$13,500 in matching contributions to the 401(k) plan.
The remaining $466 consisted of executive health care benefits.
The above benefits are provided pursuant to the terms of employment agreements with each named executive officer other than Messrs. Gibson and Larios. The term of the employment agreements for Messrs. Michael and Smeltser extended through December 31, 2017 with extensions from year to year unless proper advance notice is provided in accordance with the terms of the agreement. The expiration date for the rolling term agreement of Mr. Kowalski is automatically extended by one day for each day of the term that elapses.

2018 Proxy Statement

Executive Compensation

Under the agreements, any annual base salary rate reductions require the named executive officer’s consent. The agreements provide for participation in any annual performance bonus plans, long-term incentive plans, and equity based compensation plans that we establish or maintain for our officers. The agreements further provide for continuation of all other senior executive benefit plans offered by us, subject to our right to modify, suspend or discontinue the plans. Business expense reimbursement, perquisites and vacation entitlements also are provided pursuant to the agreements.
See “Compensation Discussion and Analysis” for further discussion and explanation of each element of compensation.

2018 Proxy Statement

Executive Compensation

GRANTS OF PLAN-BASED AWARDS IN 2017
The following table provides information regarding equity and non-equity awards granted to the named executive officers in 2017.

Name	Grant Date (1)	Award Date (1)	Estimated Possible Payouts Under Non-Equity Incentive Plan Awards Maximum ($) (2)	Estimated Future Payouts Under Equity Incentive Plan Awards (3)			Grant Date Fair Value of Stock and Option Awards ($) (4)
				Threshold (#)	Target (#)	Maximum (#)
Marcus G. Michael	1/13/2017	12/14/2016	$1,691,250
	1/13/2017	12/14/2016		74,421	99,292	124,164	$3,477,165
Jeremy W. Smeltser	1/13/2017	12/14/2016	$988,934
	1/13/2017	12/14/2016		28,189	37,610	47,031	$1,317,087
David A. Kowalski	1/13/2017	12/14/2016	$1,031,210
	1/13/2017	12/14/2016		28,189	37,610	47,031	$1,317,087
Dwight A. K. Gibson	1/13/2017	12/14/2016	$660,126
	1/13/2017	12/14/2016		13,531	18,052	22,574	$632,174
Jose Larios	1/13/2017	12/14/2016	$588,000
	1/13/2017	12/14/2016		13,531	18,052	22,574	$632,174

(1)
The Compensation Committee approved annual equity awards and participation in the 162(m) Plan at the December 2016 Compensation Committee meeting. The effective date of equity awards is determined without regard to current or anticipated stock price levels or the release of material non-public information.

(2)
Represents the maximum amount payable under the Executive Annual Bonus Plan, also called the 162(m) Plan. Under the 162(m) Plan, a maximum amount is payable if the performance target is reached, subject to the Compensation Committee’s ability, in its sole discretion, to reduce the amount actually paid. For 2017, the Compensation Committee determined the amount payable under the 162(m) Plan by reference to the EIP performance metrics. The following table shows the threshold, target and maximum payouts under the EIP.

	Estimated Possible Payouts Under Non-Equity Incentive Plan Awards
Name	Threshold ($)	Target ($)	Maximum ($)
Marcus G. Michael	N/A	$845,625	$1,691,250
Jeremy W. Smeltser	N/A	$494,467	$988,934
David A. Kowalski	N/A	$515,605	$1,031,210
Dwight A. K. Gibson	N/A	$330,063	$660,126
Jose Larios	N/A	$294,000	$588,000

(3)
Assumes all stock will vest. See “Compensation Discussion and Analysis—2017 Compensation—Equity-Based Awards” beginning on p. 25, for a description of the performance vesting requirements. All shares are subject to performance requirements.

(4)
Represents the Topic 718 grant date fair value, based on the closing price of our stock on the day prior to the grant. See note 12 to the consolidated and combined financial statements contained in our Annual Report on Form 10-K for the year ended December 31, 2017 for the assumptions made in the valuation of these awards.

2018 Proxy Statement

Executive Compensation

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END 2017
The following table details the outstanding equity awards held by each of our named executive officers at December 31, 2017.

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable (1)(#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested (2)($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested (2)($)
Marcus G. Michael	10,532	5,269	$61.29	1/2/2025				35,186	(3a)	$1,673,094
								56,011	(3b)	$2,663,323
								49,549	(4a)	$2,356,055
								49,743	(4b)	$2,365,280
					1,685	(6)	$80,122
Jeremy W. Smeltser	27,144	13,574	$61.29	1/2/2025				14,661	(3a)	$697,131
								23,338	(3b)	$1,109,722
								18,768	(4a)	$892,418
								18,842	(4b)	$895,937
					4,342	(6)	$206,462
David A. Kowalski	27,144	13,574	$61.29	1/2/2025				—	(3a)	$—
								23,338	(3b)	$1,109,722
								18,768	(4a)	$892,418
								18,842	(4b)	$895,937
Dwight A.K. Gibson								7,586	(10a)	$360,714
								10,944	(10b)	$520,387
								9,009	(4a)	$428,378
								9,043	(4b)	$429,995
Jose Larios								2,807	(9a)	$133,473
								4,451	(9b)	$211,645
								9,009	(4a)	$428,378
								9,043	(4b)	$429,995
					561	(5)	$26,676
					2,006	(7)	$95,385
					1,064	(8)	$50,593

(1)	Stock options awarded on January 2, 2015 vest at the rate of 33 1/3% per year.

(2)	Based on the closing price of our common stock of $47.55 on December 29, 2017, the last trading day in 2017.

(3a)
Internal Metric Grant awarded on January 4, 2016 vests at the rate of 33 1/3% per year, subject to satisfaction of internal performance criteria for the initial year, with vesting dates of March 2, 2017, January 4, 2018, and January 4, 2019. Mr. Kowalski became retirement eligible under the terms of this grant during 2017 and vested in the second and third tranches of his award in order to address the associated tax withholding obligations. These shares are subject to a holding period until the 2018 and 2019 vesting dates.

(3b)	External Metric Grant awarded on January 4, 2016 becomes eligible to vest January 4, 2019 subject to satisfaction of external performance criteria for the three-year performance period.

(4a)
Internal Metric Grant awarded on January 13, 2017 vests at the rate of 33 1/3% per year, subject to satisfaction of internal performance criteria for the initial year, with vesting dates of March 2, 2018, January 14, 2019 and January 13, 2020.

(4b)	External Metric Grant awarded on January 13, 2017 becomes eligible to vest January 13, 2020 subject to satisfaction of external performance criteria for the three-year performance period.

(5)	Restricted units awarded upon commencement of employment on July 27, 2015 vest at the rate of 33 1/3% per year with vesting dates of January 2, 2016, January 2, 2017 and January 2, 2018.

2018 Proxy Statement

Executive Compensation

(6)
Restricted shares awarded on January 2, 2015 vest at the rate of 33 1/3% per year, subject to satisfaction of internal performance criteria for the initial period, which was satisfied, with vesting dates of January 2, 2016, January 2, 2017 and January 2, 2018.

(7)	Restricted units awarded on January 4, 2016 vest at the rate of 33 1/3% per year, with vesting dates of January 4, 2017, January 4, 2018 and January 4, 2019.

(8)	Restricted units awarded on January 4, 2016 are eligible to vest on January 4, 2019 subject to satisfaction of external performance criteria for the three-year performance period.

(9a)
Internal Metric Grant awarded on August 29, 2016 in connection with his appointment as an officer vests at the rate of 33 1/3% per year, subject to satisfaction of internal performance criteria for the initial year, with vesting dates of March 2, 2017, January 4, 2018 and January 4, 2019.

(9b)
External Metric Grant awarded on August 29, 2016 in connection with his appointment as an officer becomes eligible to vest January 4, 2019 subject to satisfaction of external performance criteria for the three-year performance period.

(10a)
Internal Metric Grant awarded on June 6, 2016 vests at the rate of 33 1/3% per year, subject to satisfaction of internal performance criteria for fiscal year 2016, with vesting dates of March 2, 2017, January 4, 2018 and January 4, 2019.

(10b)	External Metric Grant awarded on June 6, 2016 becomes eligible to vest January 4, 2019 subject to satisfaction of external performance criteria for the three-year performance period.

2018 Proxy Statement

Executive Compensation

OPTIONS EXERCISED AND STOCK VESTED IN 2017
The following table sets forth stock vested for each of our named executive officers in 2017. Our named executive officers did not exercise any options in 2017.

	Stock Awards
Name	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(1)
Marcus G. Michael	22,397	$790,003
Jeremy W. Smeltser	28,818	$1,178,307
David A. Kowalski	34,304	$1,342,946
Dwight A.K. Gibson	3,792	$137,081
Jose Larios	2,965	$102,039

(1)	Based on the market value at time of vesting.
PENSION BENEFITS
The following table sets forth the net present value of accumulated benefits payable to each of the named executive officers, including the number of years of credited service.

Name	Plan Name (1)	Number of Years Credited Service (#)	Present Value of Accumulated Benefit (2)($)	Payments during the last fiscal year ($)
Marcus G. Michael	N/A	N/A	$—	$—
Jeremy W. Smeltser	TMP	8.67	$1,994,807	$—
David A. Kowalski	TMP	12.36	$4,750,576	$—
Dwight A.K. Gibson	N/A	N/A	$—	$—
Jose Larios	N/A	N/A	$—	$—

(1)
The name of the pension plan is the SPX FLOW Supplemental Retirement Plan for Top Management (the “TMP”). Prior to our spin-off in 2015, this benefit was provided under the SPX Corporation Supplemental Retirement Plan for Top Management.

Upon designation by the Compensation Committee, named executive officers participate in the TMP. For Messrs. Smeltser and Kowalski, the benefit formula is 50% of final average pensionable earnings (highest 3 of last 10 calendar years of employment). For Mr. Smeltser, this target benefit accrues ratably over a 25-year period with Mr. Smeltser receiving the maximum benefit after 25 years. For Mr. Kowalski, this target benefit accrues ratably over a 20-year period with Mr. Kowalski receiving the maximum benefit after 20 years. A participant’s benefits may commence as early as age 55, but benefits payable at early retirement are reduced 4% per year from age 62.
Messrs. Michael, Gibson and Larios do not participate in the TMP.
For Mr. Kowalski, the benefit vests after 5 years of service. For Mr. Smeltser, the benefit vests after 5 years of service as an officer. Participants in the TMP may elect to receive their benefits in a lump sum or annuity form of payment.
In general, “pensionable earnings” for purposes of the TMP is the amount reported as wages on a participant’s Form W 2 and paid prior to termination of employment, increased by (i) amounts contributed by the participant to the 401(k) Plan, SRSP and the SPX FLOW Flexible Spending Account Plans, and (ii) vacation and holiday pay (but not severance pay) paid after termination of employment. “Pensionable earnings” does not include the following amounts: (i) reimbursements or other expense allowances, (ii) fringe benefits (cash and non-cash), (iii) moving expenses, (iv) welfare benefits, (v) deferred compensation, (vi) the value of restricted shares and other equity awards, (vii) severance pay paid after termination of employment, and (viii) employer-provided automobiles, mileage reimbursements and car allowances for which no documentation is required, hiring bonuses or other special payments, taxable and non-taxable tuition reimbursements, the taxable value of physical examinations and group term life insurance coverage in excess of $50,000, and other similar amounts not paid in cash that are required to be included in taxable income under the Internal Revenue Code.
Prior to our spin-off in 2015, Mr. Kowalski also participated in pension plans sponsored by SPX Corporation - the SPX US Pension Plan (the “USPP”) and the SPX Corporation Supplemental Individual Account Retirement Plan (“SIARP”). Accruals under both of these plans were frozen prior to the spin-off, and SPX Corporation remained the sponsor of both plans after the spin-off. The USPP is a tax qualified cash balance defined benefit pension plan. The SIARP is a nonqualified defined benefit plan that provides benefits in excess of the limitation on benefits imposed by the Internal Revenue Code for certain USPP participants. Mr. Kowalski was paid a lump sum of his USPP qualified plan benefit in 2016. Mr. Kowalski was paid his pre-2005 SIARP benefit in 2017. His remaining SIARP benefit cannot be paid until he has terminated employment with SPX FLOW. The following table sets forth the net present value of accumulated benefits payable to Mr. Kowalski.

2018 Proxy Statement

Executive Compensation

Name	Plan Name	Number of Years Credited Service (#)	Present Value of Accumulated Benefit (2)($)	Payments during the last fiscal year ($)
David A. Kowalski	SIARP	N/A	$357,394	$67,003
	USPP	N/A	$—	$—

(2)
The change in pension value in the TMP from 2016 to 2017 is based on assumed discount rates of 3.82% at December 31, 2016, and 3.49% at December 31, 2017. The change in pension value in the SIARP is based on assumed discount rates of 3.83% at December 31, 2016, and 3.47% at December 31, 2017.

NONQUALIFIED DEFERRED COMPENSATION IN 2017
The following table sets forth information relating to the SRSP. Named executive officers and other senior-level management are eligible to participate in the SRSP, a nonqualified deferred compensation plan that allows them to make pre-tax deferrals in excess of those permitted by the 401(k) Plan. Named executive officers may defer up to 50% of their base compensation (excluding bonuses) and up to 100% of their annual bonuses into the SRSP. Both base compensation and bonus deferral elections are made prior to the beginning of the year to which they relate.
A company match is made to the SRSP after the maximum company match has been made under the 401(k) Plan. The deferrals and match are allocated to the fund(s) under the SRSP as selected by the participant.
In general, “eligible compensation” for purposes of the SRSP is the amount reported as wages on a participant’s Form W-2, (A) increased by (i) amounts contributed by the participant to the 401(k) Plan and the SPX FLOW Flexible Spending Account Plans, and (ii) vacation and holiday pay paid after termination of employment; and (B) decreased by (i) reimbursements or other expense allowances, (ii) fringe benefits (cash and non-cash), (iii) moving expenses, (iv) welfare benefits (provided that short-term disability payments are included and long-term disability payments are excluded), (v) employer-provided automobiles, mileage reimbursements and car allowances for which no documentation is required, taxable and non-taxable tuition reimbursements and the taxable value of physical examinations and group term life insurance coverage in excess of $50,000, (vi) pay in lieu of notice, (vii) deferred compensation, (viii) the value of restricted shares and other equity awards, and (ix) severance pay paid after termination of employment.
All matching contributions into the 401(k) Plan are invested initially in the SPX FLOW Common Stock Fund and are allocated in the form of units. The units consist primarily of SPX FLOW common stock, with a portion of the fund in cash, for purposes of administrative convenience. All matching contributions into the SRSP are made in cash and invested according to the participant’s elections. All participant and matching contributions vest immediately. There is no minimum holding period. The SRSP is unfunded and earnings are credited on account balances based on participant direction within the same investment choices available in the 401(k) Plan, except that the SPX FLOW Company Stock Fund and a stable value fund are not available under the SRSP. All returns in the SRSP and the 401(k) Plan are at market rates. In-service distributions are not allowed under the SRSP. In accordance with the rules set forth under the SRSP participants generally elect the form and timing of payment of their SRSP deferral account prior to the years in which such amounts are deferred. All amounts deferred under the SRSP after 2009 and before 2016 will be paid in a lump sum payment six months following termination of employment. Participants may elect to receive their pre-2009 accounts in a lump sum, annual installments (two to ten years) or monthly installments (up to 120 months) upon separation from service, on a date that is a specified number of months after retirement or separation from service, or on a specified date following separation from service (no later than attainment of age 70 1/2). Beginning with 2016, participants may elect to receive their amounts deferred in 2016 and later in either a lump sum or five annual installments, six months following employment termination.

Name	Executive Contributions in Last FY (1)	Registrant Contributions in Last FY (2)	Aggregate Earnings in Last FY (3)	Aggregate Withdrawals/Distributions	Aggregate Balance at Last FYE (4)
Marcus G. Michael	$142,716	$28,543	$55,085	$—	$432,702
Jeremy W. Smeltser	$51,691	$17,230	$148,824	$—	$1,167,572
David A. Kowalski	$25,962	$18,544	$233,955	$—	$1,311,757
Dwight A.K. Gibson	$—	$—	$—	$—	$—
Jose Larios	$—	$—	$—	$—	$—

2018 Proxy Statement

Executive Compensation

(1)	Contributions to the SRSP consisted of the following amounts reported in the Summary Compensation Table:

Name	2017 Salary Contributions	2016 Non-Equity Incentive Plan Compensation Contributions
Mr. Michael	$142,716	$—
Mr. Smeltser	$51,691	$—
Mr. Kowalski	$25,962	$—
Mr. Gibson	$—	$—
Mr. Larios	$—	$—

(2)	Represents matching amounts contributed by us to the SRSP. These amounts have been included in the All Other Compensation column of the Summary Compensation Table.

(3)	Aggregate earnings under the SRSP are not above-market and, accordingly, are not included in the Summary Compensation Table.

(4)	In addition to the amounts in footnote (1), includes the following amounts of contributions to the SRSP reported as compensation in the Summary Compensation Table for the:

•	Year ended December 31, 2016: Mr. Michael, $166,586; Mr. Smeltser, $72,972; and Mr. Kowalski, $35,509.

•	Year ended December 31, 2015: Mr. Smeltser, $204,227; and Mr. Kowalski, $75,429.

•	Year ended December 31, 2014: Mr. Smeltser, $68,624; and Mr. Kowalski, $34,591.

2018 Proxy Statement

Executive Compensation

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE-IN-CONTROL
We have entered into agreements, including an employment agreement for certain of our named executive officers, and a change-in-control agreement and stock plan award agreements with each of our named executive officers, governing compensation in the event of a termination of employment or a change in control of our company. The following tables set forth the expected benefit to be received by each named executive officer in the event of his termination resulting from various scenarios, assuming a termination date of December 31, 2017 and a stock price of $47.55, our closing stock price on the New York Stock Exchange on December 29, 2017, the last trading day of 2017. The following tables should be read in connection with the Pension Benefits table on p. 38. Assumptions and explanations of the numbers set forth in the tables below are set forth in the footnotes to, and in the additional text following, the tables.

Marcus G. Michael
	(a) Voluntary Resignation or (b) Involuntary Termination For Cause	Disability		Death Pre-retirement		Involuntary Termination Without Cause/Voluntary Resignation for Good Reason		Termination Following Change in Control
Salary	$—	$—		$—		$1,691,250	(1)	$2,536,875	(2)
Bonus	$—	$845,625	(3)	$845,625	(3)	$1,691,250	(4)	$2,536,875	(5)
Value of Accelerated Equity	$—	$9,137,874	(6)	$9,137,874	(6)	$5,987,242	(7)	$9,137,874	(6)
Retirement Plans	$—	$—		$—		$—		$—
All Other Compensation (8)	$81,310	$716,159		$3,269,462		$180,056		$744,861
TOTAL	$81,310	$10,699,658		$13,252,961		$9,549,798		$14,956,485

(1)	Two times annual salary at time of termination.

(2)	Three times the greater of annual salary immediately prior to change in control or at time of termination.

(3)	The greater of the prorated amount of actual bonus paid for the prior year or the target bonus for the termination year.

(4)	Two times the greater of actual bonus paid for the prior year or the target bonus for the termination year.

(5)	Three times the greater of actual bonus paid for the prior year or the target bonus for the termination year.

(6)	Value of vesting in all unvested restricted stock, unvested restricted stock units and stock options at target. There are no in-the-money stock options.

(7)
Value of vesting in the unvested restricted stock, unvested restricted stock units and stock options that would have vested in the two years following termination. The value assumes that all applicable performance vesting requirements will be met. There are no in-the-money stock options.

(8)	Includes:

•	Accrued vacation time: Salary for five weeks of accrued vacation time, for each termination scenario, in the amount of $81,310.

•	Life insurance: Values for life insurance in an amount equal to, in the case of:

•	Disability: $634,849;

•
Death: life insurance proceeds of $3,188,152, which is equal to the sum of two times annual salary (less $50,000 in insurance from the Company’s group life insurance plan maintained for other SPX FLOW employees) in the amount of $1,641,250 and gross ups for federal and other tax liabilities in the amount of $1,546,902;

•
Involuntary termination without cause or voluntary resignation for good reason: reimbursement of premiums paid over benefit continuation period for two years, in the amount of $15,953 which represents his imputed income for group life insurance benefits in the year prior to termination; and

•
Termination following a change in control: two times annual salary at the time of termination for two years and thereafter an amount equal to one times annual salary for the remainder of his life, with an estimated present value of $544,077.

•	Outplacement assistance: involuntary termination without cause, voluntary resignation for good reason, or termination following a change in control: $50,000.

•	Additional benefits:

•	Health and welfare insurance premiums:

•	Involuntary termination without cause or voluntary resignation for good reason: $30,243; and

•	Termination following a change in control: $66,924.

•	Executive physical: involuntary termination without cause, voluntary resignation for good reason, or termination following a change in control: $2,550.

2018 Proxy Statement

Executive Compensation

Jeremy W. Smeltser
	(a) Voluntary Resignation or (b) Involuntary Termination For Cause		Disability		Death Pre-retirement		Involuntary Termination Without Cause/Voluntary Resignation for Good Reason		Termination Following Change in Control
Salary	$—		$—		$—		$618,083	(1)	$1,236,167	(2)
Bonus	$—		$494,467	(3)	$494,467	(3)	$662,586	(4)	$1,773,004	(5)
Value of Accelerated Equity	$—		$3,801,670	(6)	$3,801,670	(6)	$852,500	(7)	$3,801,670	(6)
Retirement Plans (8)	$153,734	(8.a)	$—		$288,769	(8.b)	$478,524	(8.c)	$1,825,036	(8.d)
All Other Compensation (9)	$59,431		$6,521,028		$2,377,441		$122,260		$414,554
TOTAL	$213,165		$10,817,165		$6,962,347		$2,733,953		$9,050,431

(1)	One times annual salary at time of termination.

(2)	Two times the greater of annual salary immediately prior to change in control or at time of termination.

(3)	The greater of the prorated amount of actual bonus paid for the prior year or the target bonus for the termination year.

(4)
One times the greater of actual bonus for prior year or average for the three prior years, plus the amount, if any, by which the bonus that would have been paid for the bonus plan year in which such termination occurs, based on the performance level actually attained, exceeds actual bonus for the prior year or the average for the three prior years.

(5)	Two times the greatest of the highest earned bonus amount for three years prior to termination year, the target for the termination year or the earned bonus for the termination year.

(6)	Value of vesting in all unvested restricted stock and stock options at target. There are no in-the-money stock options.

(7)
Value of vesting in the unvested restricted stock and stock options that would have vested in the one year following termination. The value assumes that all applicable performance vesting requirements will be met. There are no in-the-money stock options.

(8)	Estimated increase in pension value from the total amount set forth in the Pension Benefits table, on p. 38, resulting from:
8.a—the benefit becoming payable at age 55.
8.b—the benefit being paid in a lump sum immediately, rather than being paid in the form elected at age 62.
8.c—credit for one additional year of age and service, and the benefit becoming payable at age 55, rather than at age 62.
8.d—credit for two additional years of age and service, and the benefit being immediately payable as a lump sum, rather than being paid in the form elected at age 62, and the application of an alternative definition of final average pay.

(9)	Includes:

•	Accrued vacation time: Salary for five weeks of accrued vacation time, for each termination scenario, in the amount of $59,431.

•	Life insurance: Values for life insurance in an amount equal to, in the case of:

•	Disability: $322,377;

•
Death: life insurance proceeds of $2,318,010, which is equal to the sum of two times annual salary (less $50,000 in insurance from the Company’s group life insurance plan maintained for other SPX FLOW employees) in the amount of $1,186,166 and gross-ups for federal and other tax liabilities in the amount of $1,131,844;

•
Involuntary termination without cause or voluntary resignation for good reason: two times annual salary at the time of termination for one year with an estimated present value in the amount of $1,761; and

•
Termination following a change in control: two times annual salary at the time of termination for two years and thereafter an amount equal to one times annual salary for the remainder of his life, with an estimated present value of $264,560.

•
Disability payments: $6,139,220, in disability payments, representing the present value of an annual payment of $427,530 from the Executive Long Term Disability Plan until age 65. This value does not reflect estimated annual payments of $147,000 from the Company’s Group LTD Plan or exclude other income offsets. The estimated present value of the retirement plan benefit is correspondingly reduced by $235,458 due to the benefit being payable at age 65 rather than age 62.

•	Outplacement assistance: involuntary termination without cause, voluntary resignation for good reason, or termination following a change in control: $35,000.

•	Additional benefits:

•	Financial planning services: involuntary termination without cause, voluntary resignation for good reason or termination following a change in control: $10,947.

•	Health and welfare insurance premiums:

•	Involuntary termination without cause or voluntary resignation for good reason: $15,121; and

•	Termination following a change in control: $44,616.

2018 Proxy Statement

Executive Compensation

David A. Kowalski
	(a) Voluntary Resignation or (b) Involuntary Termination For Cause		Disability		Death Pre-retirement		Involuntary Termination Without Cause/Voluntary Resignation for Good Reason		Termination Following Change in Control
Salary	$—		$—		$—		$644,506	(1)	$1,289,012	(2)
Bonus	$—		$515,605	(3)	$515,605	(3)	$690,911	(4)	$1,381,822	(5)
Value of Accelerated Equity (6)	$2,898,077	(6.a)	$2,898,077	(6.c)	$2,898,077	(6.c)	$2,898,077	(6.d)	$2,898,077	(6.c)
	$—	(6.b)
Retirement Plans (7)	$300,544	(7.a)	$—		$300,544	(7.c)	$1,310,127	(7.d)	$2,484,941	(7.e)
	$300,544	(7.b)
All Other Compensation (8)	$686,789	(a)	$2,517,403		$2,481,025		$723,165		$738,195
	$61,972	(b)
TOTAL	$3,885,410	(a)	$5,931,085		$6,195,251		$6,266,786		$8,792,047
	$362,516	(b)

(1)	One times annual salary at time of termination.

(2)	Two times the greater of annual salary immediately prior to change in control or at time of termination.

(3)	The greater of the prorated amount of actual bonus paid for the prior year or the target bonus for the termination year.

(4)
One times the greater of actual bonus for prior year or average for the three prior years, plus the amount, if any, by which the bonus that would have been paid for the bonus plan year in which such termination occurs, based on the performance level actually attained, exceeds actual bonus for the prior year or the average for the three prior years.

(5)	Two times the greatest of the highest earned bonus amount for three years prior to termination year, the target for the termination year or the earned bonus for the termination year.

(6)	Mr. Kowalski is retirement eligible.
6.a—voluntary resignation: value of vesting in all unvested restricted stock and stock options which include retirement eligibility at target. There are no in-the-money stock options.
6.b—involuntary termination for cause: unvested restricted stock and stock options forfeited.
6.c—disability, death or termination following a change in control: value of vesting in all unvested restricted stock and stock options at target. There are no in-the-money stock options.
6.d—involuntary termination without cause or voluntary resignation for good reason: value of vesting in all unvested restricted stock and stock options at target. The value assumes that all applicable performance vesting requirements will be met. There are no in-the-money stock options.

(7)	Estimated increase in pension value from the total amount set forth in the Pension Benefits table, on p. 38, resulting from:
7.a—the benefit becoming payable immediately, rather than at age 62.
7.b—the benefit becoming payable immediately, rather than at age 62.
7.c—the benefit being paid in a lump sum immediately, rather than being paid in the form elected at age 62.
7.d—credit for one additional year of age and service, and the benefit becoming payable immediately, rather than at age 62.
7.e—credit for two additional years of age and service, and the benefit being immediately payable as a lump sum, rather than being paid in the form elected at age 62, and the application of an alternative definition of final average pay.

(8)	Includes:

•	Accrued vacation time: Salary for five weeks of accrued vacation time, for each termination scenario, in the amount of $61,972.

•	Life insurance: Values for life insurance in an amount equal to, in the case of:

•	Voluntary resignation (retirement): an amount equal to one times annual salary for the remainder of his life with an estimated present value of $487,026;

•	Disability: $532,854;

•
Death: life insurance proceeds of $2,419,053, which is equal to the sum of two times annual salary (less $50,000 in insurance from the Company’s group life insurance plan maintained for other SPX FLOW employees) in the amount of $1,239,012 and gross-ups for federal and other tax liabilities in the amount of $1,180,041;

•
Involuntary termination without cause or voluntary resignation for good reason: two times annual salary at the time of termination for one year, and thereafter an amount equal to the annual salary for the remainder of his life with an estimated present value in the amount of $496,325; and

2018 Proxy Statement

Executive Compensation

•
Termination following a change in control: two times annual salary at the time of termination for two years, and thereafter an amount equal to one times annual salary for the remainder of his life, with an estimated present value in the amount of $505,802.

•
Disability payments: $1,922,577 in disability payments, representing the present value of an annual payment of $456,066 from the Executive Long Term Disability Plan until age 65. This value does not reflect estimated annual payments of $147,000 from the Company’s Group LTD Plan or exclude other income offsets. The value of the retirement plan benefits is correspondingly reduced by $712,269 due to the benefit being payable at age 65 rather than age 62.

•	Outplacement assistance: involuntary termination without cause, voluntary resignation for good reason, or termination following a change in control: $35,000.

•	Post-retirement health:

•	Voluntary resignation (retirement): $137,791;

•	Involuntary termination without cause or voluntary resignation for good reason: $114,747; and

•	Termination following a change in control: $90,805.

•	Additional benefits:

•	Health and welfare insurance premiums:

•	Involuntary termination without cause or voluntary resignation for good reason: $15,121; and

•	Termination following a change in control: $44,616.

Dwight A.K. Gibson
	(a) Voluntary Resignation or (b) Involuntary Termination For Cause	Disability	Death Pre-retirement		Involuntary Termination Without Cause/Voluntary Resignation for Good Reason	Termination Following Change in Control
Salary	$—	$—	$—		$—	$943,037	(1)
Bonus	$—	$—	$330,063	(2)	$—	$884,568	(3)
Value of Accelerated Equity (4)	$—	$1,739,474	$1,739,474		$—	$1,739,474
Retirement Plans	$—	$—	$—		$—	$—
All Other Compensation (5)	$45,338	$45,338	$1,802,869		$45,338	$324,279
TOTAL	$45,338	$1,784,812	$3,872,406		$45,338	$3,891,358

(1)	Two times the greater of annual salary immediately prior to change in control or at time of termination.

(2)	The prorated amount of the target bonus for the termination year.

(3)	Two times the greatest of the highest earned bonus amount for three years prior to termination year, the target for the termination year or the earned bonus for the termination year.

(4)	Value of vesting in all unvested restricted stock at target.

(5)	Includes:

•	Accrued vacation time: Salary for five weeks of accrued vacation time, for each termination scenario, in the amount of $45,338.

•	Life insurance: Values for life insurance in an amount equal to, in the case of:

•
Death: life insurance proceeds of $1,757,531, which is equal to the sum of two times annual salary (less $50,000 in insurance from the Company’s group life insurance plan maintained for other SPX FLOW employees) in the amount of $893,037 and gross ups for federal and other tax liabilities in the amount of $864,494; and

•
Termination following a change in control: two times annual salary at the time of termination for two years and thereafter an amount equal to one times annual salary for the remainder of his life, with an estimated present value of $199,325.

•	Outplacement assistance: termination following a change in control: $35,000.

•	Additional benefits: health and welfare insurance premiums: termination following a change in control: $44,616.

2018 Proxy Statement

Executive Compensation

Jose Larios
	(a) Voluntary Resignation or (b) Involuntary Termination For Cause	Disability	Death Pre-retirement		Involuntary Termination Without Cause/Voluntary Resignation for Good Reason	Termination Following Change in Control
Salary	$—	$—	$—		$—	$840,000	(1)
Bonus	$—	$—	$294,000	(2)	$—	$787,920	(3)
Value of Accelerated Equity (4)	$—	$1,376,145	$1,376,145		$—	$1,376,145
Retirement Plans	$—	$—	$—		$—	$—
All Other Compensation (5)	$40,385	$40,385	$1,600,905		$40,385	$303,325
TOTAL	$40,385	$1,416,530	$3,271,050		$40,385	$3,307,390

(1)	Two times the greater of annual salary immediately prior to change in control or at time of termination.

(2)	The prorated amount of the target bonus for the termination year.

(3)	Two times the greatest of the highest earned bonus amount for three years prior to termination year, the target for the termination year or the earned bonus for the termination year.

(4)	Includes:

•	Accrued vacation time: Salary for five weeks of accrued vacation time, for each termination scenario, in the amount of $40,385.

•	Life insurance: Values for life insurance in an amount equal to, in the case of:

•
Death: life insurance proceeds of $1,560,520, which is equal to the sum of two times annual salary (less $50,000 in insurance from the Company’s group life insurance plan maintained for other SPX FLOW employees) in the amount of $790,000 and gross ups for federal and other tax liabilities in the amount of $770,520; and

•
Termination following a change in control: two times annual salary at the time of termination for two years and thereafter an amount equal to one times annual salary for the remainder of his life, with an estimated present value of $183,324.

•	Outplacement assistance: termination following a change in control: $35,000.

•	Additional benefits: health and welfare insurance premiums: termination following a change in control: $44,616.
ASSUMPTIONS AND EXPLANATIONS OF NUMBERS IN TABLES
The Compensation Committee retains discretion to provide, and in the past has provided, additional benefits to executive officers upon termination or resignation if it determines the circumstances so warrant.
Confidentiality, Non-Competition and Non-Solicitation Agreements
As a condition to each executive officer’s entitlement to receive the base salary amounts and equity award acceleration referenced in the applicable tables, the executive is required to execute a waiver of claims against us and shall be bound by the terms of a non-competition and non-solicitation agreement, which prohibits the executive from soliciting or diverting any customer, potential customer, employee or potential employee or competing with any of our businesses in which the executive has been employed for a period of two years from the date of termination.
Incremental Pension Amounts
We report the liabilities and associated expense for the pension plans under FASB Accounting Standards Codification Topic 715, “Compensation/Retirement Benefits” (“Topic 715”). Generally, the assumptions and methods used for financial reporting were also used in determining the values in this disclosure (discount rates, mortality, forms of payment, etc.).
Post-Retirement Health Care and Key Manager Life Insurance Benefits
Because these benefits are self-insured, we calculate and maintain liabilities for these programs under appropriate accounting standards. We report the liabilities and associated expense for the post-retirement plans under Topic 715. Generally, the assumptions and methods used for financial reporting were also used in determining the values in this disclosure (discount rates, mortality, healthcare inflation, etc.).
Payments upon a Termination in Connection with a Change in Control
NEOs will be entitled to certain benefits as described in the applicable tables if they are terminated within, for Messrs. Michael and Kowalski, 36 months, and for Messrs. Smeltser, Gibson and Larios, 24 months, following a change in control for a reason other than death, disability, retirement or termination for cause or if employment is terminated by the named executive officer other than for good reason.

2018 Proxy Statement

Executive Compensation

For purposes of the change-in-control severance agreements, a change in control included the acquisition by any person (or group of related persons) of 25% or more of the voting power of our securities (including in an exchange or tender offer), or (1) liquidation of SPX FLOW, (2) the sale of all or substantially all of our assets, (3) a merger or consolidation (except where our stockholders prior to the time of merger or consolidation continue to hold at least 75% of the voting power of the new or surviving entity), or (4) a change in the majority of our Board of Directors within a two-year period without the approval of the incumbent Board.
The column setting forth payments upon a change in control assumes that the named executive officer’s employment was terminated following the change in control.
RISK ANALYSIS
The Compensation Committee regularly monitors and reviews our compensation programs and risk management as an integral part of its program design and review.
The primary incentive compensation arrangements, one or both of which apply to the majority of personnel worldwide, are the Stock Compensation Plan and the SPX FLOW bonus plans. These plans cover the employees we believe would be most likely to be in a position to create a material risk to our company.
The Compensation Committee does not believe our compensation policies and practices give rise to risks that are reasonably likely to have a material adverse effect on our company. In reaching this conclusion, we considered the following factors:

•	Our compensation program is designed to provide a mix of both fixed and variable incentive compensation.

•
The variable (cash incentive and performance-based equity awards) portions of compensation are designed to reward both annual performance (under both programs) and longer-term performance (under performance-based equity awards). We believe this design mitigates incentives for short-term risk-taking that could be detrimental to our company’s long-term best interests.

•
A significant percentage of our senior executives’ incentive compensation is based on the performance of our total company. This is designed to mitigate incentives to pursue strategies that might maximize the performance of a single operating division to the detriment of our company as a whole.

•
Our senior executives are subject to stock ownership guidelines, which we believe incentivize our executives to consider the long-term interests of our company and our stockholders and discourage excessive risk-taking that could negatively impact our stock price.

•
Our incentive compensation program is designed with payout curves that are relatively smooth and seek to minimize steep payout “cliffs” that might encourage short-term business decisions in order to meet a payout threshold.

•
A qualitative risk assessment concluded that our plans do not have an unreasonable ratio between fixed and variable compensation. The bonus plans are capped at specified maximum percentages, which limit incentives to undertake excessive risk.

•
The executive and management bonus plans also have forfeiture provisions relating to any fraud, manipulation or negligence in connection with computation of performance measures or payments under the plans.

•	All of the incentive plans are determined primarily by a formula, rather than manager discretion.

•	In addition to the structure of our plans, we mitigate any risk that may be generated by compensation plans through management oversight, compliance training and enforcement, and audits.
No single SPX FLOW business unit carries a significant portion of the Company’s risk profile, or has compensation structured significantly differently than other units within the Company, regardless of relative business unit profitability or compensation expense as a percentage of revenues.
The Compensation Committee does not believe that any of the design features of our compensation arrangements pose a significant concern.
CEO PAY RATIO
Pursuant to a mandate of the Dodd-Frank Wall Street Reform and Consumer Protection Act, the SEC has adopted a rule requiring annual disclosure of the ratio (the “CEO Pay Ratio”) of the total annual compensation of our Chief Executive Officer, Mr. Michael, to the total annual compensation of the employee of our company and its subsidiaries who is determined to have the median compensation of, generally, all such employees (excluding our Chief Executive Officer). The rule also requires annual disclosure of this median employee’s total compensation for the year and our Chief Executive Officer’s total compensation for the year. This rule first became applicable with respect to this proxy statement for the Annual Meeting. Our CEO Pay Ratio has been calculated in compliance with the requirements set forth in Item 402(u) of Regulation S-K of the SEC.

2018 Proxy Statement

Executive Compensation

We identified the median employee using our global employee population as of October 31, 2017. This included all global full-time, part-time, temporary and seasonal employees who were active on that date. Although we have approximately 7,281 employees in 36 countries around the world, we did not exclude any employees from our calculation (other than, as required by the rule, our Chief Executive Officer).
As permitted by the rule, we used a consistently applied compensation measure (“CACM”) across our global employee population to determine the median employee for the purpose of calculating the CEO Pay Ratio. The CACM that we used was base pay plus bonus. For our employees who are paid a salary, base pay was equal to their annual salary paid in 2016. For our employees who are paid an hourly rate, base pay was equal to total annual hourly wages, including overtime and allowances, paid in 2016. We did not perform any full-time equivalency adjustments for part-time workers and we did not apply a cost-of-living adjustment. We did however, annualize pay for full-time employees who were hired after January 1, 2016 and remained actively employed on December 31, 2016. For both salaried and hourly workers, bonus referred to bonus payments received in 2016 in connection with applicable annual cash incentive plans. The majority of our employees received a bonus payment in 2016.
Since we chose to apply a CACM of base pay plus bonus for 2016 to our employee population as of October 31, 2017, we then had to consider those employees who joined the Company during 2017. For each of these employees, we selected another employee from the same working location, with the same or similar job description, who was employed by the Company as of December 31, 2016, and mapped the compensation of the existing similar employee to the new employee. The Company hired 416 new workers in 2017 for whom this calculation was applied. We believe that this methodology provides an accurate depiction of the earnings of our global employee population for the purposes of identifying the median employee.
Once the median employee was identified, we calculated the median employee’s compensation for 2017 in the same manner as reported for the CEO in the Summary Compensation Table in this proxy statement. The total compensation for the median employee was $61,851 using the Summary Compensation Table methodology. Our Chief Executive Officer’s total compensation was $5,580,964 using the same methodology during the same period. Accordingly, our CEO Pay Ratio for 2017 is 90:1.
This pay ratio is a reasonable estimate calculated in a manner consistent with SEC rules based on our payroll and employment records and the methodology described above. Because the SEC rules for identifying the median-compensated employee and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions that reflect their compensation practices, the amount of compensation of the median-compensated employee and the pay ratio reported by other companies may not be comparable to our estimates reported above, as other companies may have different employment and compensation practices and may utilize different methodologies, exclusions, estimates and assumptions in calculating their own pay ratios.
Equity Compensation Plan Information
The following table provides information as of December 31, 2017 about SPX FLOW common stock that may be issued upon the exercise of options and rights under our Stock Compensation Plan.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)		Weighted-average exercise price of outstanding options, warrants and rights (b) (2)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by stockholders	1,270,109	(1)	$61.29	1,355,003	(3)
Equity compensation plans not approved by stockholders	—		N/A	—
Total	1,270,109	(1)	$61.29	1,355,003	(3)

(1)
Comprises 342,208 shares issuable upon the exercise of outstanding options, 787,062 shares issuable pursuant to restricted stock units, based on the maximum number of shares issuable under restricted stock units that are subject to performance conditions, and 140,839 shares of restricted stock that would be issued if all unvested External Metric awards achieved maximum performance against targets.

(2)	Excludes restricted stock units.

(3)
All these shares were available for issuance under the Stock Compensation Plan. Unvested outstanding share awards totaling 596,380 would be available for future issuance were they not to vest, pursuant to the terms of the plan. Shares and options issued in connection with the spin-off from SPX Corporation would not be available for future issuance were they not to vest, pursuant to the terms of the plan.

2018 Proxy Statement

Proposal No. 2 — Advisory Vote to Approve the Compensation of our Named Executive Officers
We are asking our stockholders to cast an advisory vote at our Annual Meeting to approve the compensation of our named executive officers, as disclosed in this proxy statement.
Though the vote is non-binding, the Compensation Committee and the Board of Directors value your opinions and will consider the outcome of the vote in establishing our compensation philosophy and making future compensation decisions.
WHY YOU SHOULD APPROVE OUR EXECUTIVE COMPENSATION PROGRAM
Our compensation programs are metric-driven and designed to align the interests of our NEOs with the interests of our long-term stockholders. Our Compensation Committee rewards performance that meets or exceeds their goals, builds stockholder value and compares favorably to the Company’s peers. In line with our pay-for-performance philosophy, the total compensation received by our NEOs will vary based on corporate performance measured against annual and long-term targets. Our annual incentive plan focuses on Orders, Adjusted Free Cash Flow and Adjusted EBITDA, while our long-term incentive plan equally measures two criteria over a three-year period; (i) three-year average Return On Invested Capital on a pre-tax, adjusted basis (“ROIC”) and (ii) relative Total Shareholder Return measured against the S&P MidCap 400 Capital Goods Industry Group (“rTSR”). The total compensation of our NEOs is therefore comprised of base salary, annual incentive compensation, long-term incentive compensation and reasonable perquisites.
In 2017, our CEO was reasonably compensated in comparison to our peer companies and considering the Company’s strong financial and operational performance. His base salary increased modestly year-over-year, and is aligned with the peer group median. The Company exceeded the annual incentive plan targets and the resulting bonus reflected the benefit of performance in driving returns for our stockholders. The majority of our CEO's pay for 2017 was in the form of long-term incentive plan awards that are subject to multi-year vesting criteria aligned with creating stockholder value. We remained true to our pay-for-performance philosophy in 2017 and will continue to do so in the future with your support.

2018 Proxy Statement

Proposal No. 2 — Advisory Vote to Approve the Compensation of Our Named Executive Officers

We are requesting your non-binding vote on the following resolution:
“Resolved, that the compensation of SPX FLOW’s named executive officers as described in “Compensation Discussion and Analysis” beginning on p. 20, and in the Summary Compensation Table for 2017 and subsequent tables beginning on p. 32 of the proxy statement, is approved.”

YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE ADVISORY VOTE TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

2018 Proxy Statement

Proposal No. 3 — Approval of the Amendment to Our Certificate of Incorporation to Provide for the Annual Election of the Board of Directors
Our Board of Directors has voted unanimously to approve, and has recommended that our stockholders approve, an amendment to our Certificate of Incorporation to eliminate the classification of the Board of Directors into classes serving staggered, three-year terms and to provide for the annual election of the Board of Directors.
Article SEVENTH of our Certificate of Incorporation currently requires that the directors are classified, with respect to the time they hold office, into three classes of approximately equal number, and serving a term of three years. The election of each class is staggered so that only one of the classes stands for re-election at each annual meeting of stockholders. After careful consideration of the issue, the Board of Directors has determined that it would be in the best interests of the Company and our stockholders to amend Article SEVENTH of our Certificate of Incorporation to eliminate classification of the Board and to provide for the annual election of the Board of Directors. Providing for the annual election of the entire Board of Directors enhances accountability of the Board to our stockholders by providing stockholders with a means of evaluating each director each year.
Given the recency of our Company becoming an independent, public company following the spin-off transaction completed in 2015, the proposed amendment provides for a phased transition from the current classified Board of Directors. If the proposed amendment is approved, then each director will complete the term for which he or she has already been elected by the stockholders and the class of directors up for election at the Annual Meeting will be the last class of directors elected for three-year terms. At the 2019 annual meeting of stockholders, the successors of the class of directors whose terms expire at that meeting would be elected to hold office for a term expiring at the 2021 annual meeting of stockholders. Commencing with the 2020 annual meeting of stockholders, directors then up for election at an annual meeting would be elected for one-year terms expiring at the next succeeding annual meeting. Accordingly, commencing with the 2021 annual meeting of stockholders, directors would no longer be divided into classes, with the terms of all directors, including directors elected at the Annual Meeting and at the 2019 and the 2020 annual meetings of stockholders, expiring at the 2021 annual meeting.
Article SEVENTH of our Certificate of Incorporation currently provides that directors may be removed by the stockholders only for cause. Under Delaware law, such a provision is effective only if the Board of Directors is classified. Accordingly, the proposed amendment includes a conforming change to this provision to provide that the limitation that directors may be removed by the stockholders “only for cause” shall apply only for so long as the Board of Directors is divided into classes. Accordingly, if the amendment is approved by the stockholders this limitation would cease to apply commencing with the 2021 annual meeting of stockholders. As discussed below in “Proposal No. 4 - Approval of the Amendment to Our Certificate of Incorporation to Eliminate Supermajority Stockholder Voting Requirements,” the Board of Directors is also seeking approval of an amendment to this provision of our Certificate of Incorporation that would eliminate the supermajority stockholder voting requirement for the removal of directors.
The proposed amendment also corrects a typographical error in the first paragraph of Article SEVENTH in the spelling of the word “initial.”
Our Certificate of Incorporation requires that the affirmative vote of the holders of at least 80% of the voting power of all outstanding shares entitled to vote generally in the election of directors is required to approve this amendment to our Certificate of Incorporation.
The text of this proposed amendment to our Certificate of Incorporation is attached as Appendix A to this proxy statement and is marked to show the proposed deletions and insertions necessary to effectuate this change. If this amendment is approved by the stockholders, the Company intends to effect this amendment even if the stockholders fail to approve the proposed amendment to our Certificate of Incorporation described below (see “Proposal No. 4 - Approval of the Amendment to Our Certificate of Incorporation to Eliminate Supermajority Stockholder Voting Requirements”). If it is approved by the stockholders, this amendment would become effective after the Company files a certificate of amendment with the Secretary of State of Delaware, which would occur promptly after the Annual Meeting.

YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR AMENDMENT OF OUR CERTIFICATE OF INCORPORATION TO PROVIDE FOR THE ANNUAL ELECTION OF THE BOARD OF DIRECTORS

2018 Proxy Statement

Proposal No. 4 — Approval of the Amendment to Our Certificate of Incorporation to Eliminate Supermajority Stockholder Voting Requirements
Our Board of Directors has voted unanimously to approve, and has recommended that our stockholders approve, an amendment to our Certificate of Incorporation to eliminate supermajority stockholder voting requirements. Our Certificate of Incorporation currently requires an affirmative vote of the holders of 80% of the voting power of the then outstanding shares of stock entitled to vote in the election of directors for certain matters. Under our Certificate of Incorporation, this supermajority voting requirement standard applies to the following stockholder actions:

•	Stockholder removal of a director;

•	Stockholder amendment to Sections 3 and 7 of Article II and Sections 1, 2 and 3 of Article III of the Company’s By-Laws, which provide, among other things:

◦	that stockholders may take action only at an annual or special meeting and not by written consent in lieu of a meeting (Article II, Section 3);

◦
that holders of not less than one-third of the outstanding shares entitled to vote constitutes a quorum for meeting of the stockholders under the By-Laws and that, unless a statute or a provision of our Certificate of Incorporation of the Company’s By-Laws otherwise requires a different vote, the vote of the holders of a majority of the stock having voting power present in person or represented by proxy and entitled to vote is required to approve a matter (Article II, Section 7);

◦
for the number of directors to be fixed by the Board of Directors, for the Board of Directors to be classified into classes serving staggered three-year terms, for directors to be elected by a majority of the votes cast by stockholders with respect to the election of the director (other than in a contested election), procedures for stockholder nomination of directors for election at an annual meeting (other than nominations qualifying for inclusion in the Company’s proxy materials (Article III, Section 1));

◦
that vacancies on the Board of Directors may be filled solely by a majority vote of the remaining directors then in office, that any director elected to fill a vacancy is to be submitted to a stockholder vote at the next annual meeting and that any decrease in the number of directors constituting the Board of Directors will not shorten the term of any incumbent director (Article III, Section 2);

◦	for stockholder removal of a director only by a supermajority vote (Article III, Section 3);

•
Stockholder approval of any amendment to our Certificate of Incorporation that alters, amends, adopts any provision inconsistent with or repeals Article SEVENTH of our Certificate of Incorporation, which provides, among other things:

◦
for the number of directors to be fixed by the Board of Directors, for the Board of Directors to be classified into classes serving staggered three-year terms, for directors to be elected by a majority of the votes cast by stockholders with respect to the election of the director (other than in a contested election);

◦
that vacancies on the Board of Directors may be filled solely by a majority vote of the remaining directors then in office, that any director elected to fill a vacancy is to be submitted to a stockholder vote at the next annual meeting and that any decrease in the number of directors constituting the Board of Directors will not shorten the term of any incumbent director;

◦	for stockholder removal of a director only for cause and only by a supermajority vote;

◦	for the authority of the Board of Directors, including the authority to amend the Company’s By-Laws;

◦	for the payment of reasonable fees, salaries and other compensation of the directors;

•
Stockholder approval of any amendment to our Certificate of Incorporation that alters, amends, adopts any provision inconsistent with or repeals Article EIGHTH of our Certificate of Incorporation, which provides, among other things, that stockholders may take action only at an annual or special meeting and not by written consent in lieu of a meeting and that special meetings of the stockholders may be called only by the Chairman on his or her own initiative, by the President on his or her own initiative or by the Board of Directors pursuant to a resolution approved by a majority of the entire Board of Directors.

These supermajority voting provisions are also replicated in related provisions of the Company’s By-Laws. If this proposed amendment to our Certificate of Incorporation is approved by the stockholders, then the Board of Directors intends to effect corresponding amendments to the By-Laws.
Our By-Laws provide that unless a statute or a provision of our Certificate of Incorporation of the Company’s By-Laws otherwise requires a different vote, the vote of the holders of a majority of the stock having voting power present in person or represented by proxy and entitled to

2018 Proxy Statement

Proposal No. 4 — Approval of the Amendment to Our Certificate of Incorporation to Eliminate Supermajority Stockholder Voting Requirements

vote is required to approve a matter. Accordingly, if this proposed amendment is approved, once the amendment is effective and conforming changes are made to our By-Laws, in any subsequent vote to approve any of the matters described above the stockholders will be deemed to have approved the matter if the holders of a majority of the stock having voting power present in person or represented by proxy and entitled to vote cast votes to approve a matter.
The Board of Directors has carefully considered the proposed amendment to eliminate the supermajority stockholder voting requirements in our Certificate of Incorporation. These provisions were included in our Certificate of Incorporation in connection with of the Company’s separation from our former parent company, SPX Corporation. As the Company has now successfully navigated this initial period as an independent, publicly-traded company and consistent with the feedback the Company has received from institutional stockholders, the Board of Directors believes it is now appropriate to modify these supermajority stockholder voting requirements.
Our Certificate of Incorporation requires that the affirmative vote of the holders of at least 80% of the voting power of all outstanding shares entitled to vote generally in the election of directors is required to approve this amendment to our Certificate of Incorporation.
The text of this proposed amendment to our Certificate of Incorporation is attached as Appendix B to this proxy statement and is marked to show the proposed deletions and insertions necessary to effectuate this change. If this amendment is approved by the stockholders, the Company intends to effect this amendment even if the stockholders fail to approve the proposed amendment to our Certificate of Incorporation described above (see “Proposal No. 3 - Approval of the Amendment to Our Certificate of Incorporation to Provide for the Annual Election of the Board of Directors”). If it is approved by the stockholders, this amendment would become effective after the Company files a certificate of amendment with the Secretary of State of Delaware, which would occur promptly after the Annual Meeting.

YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR APPROVAL OF THE AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO ELIMINATE SUPERMAJORITY STOCKHOLDER VOTING REQUIREMENTS

2018 Proxy Statement

Proposal No. 5 — Ratification of the Appointment of Independent Public Accountants
Deloitte & Touche LLP (“Deloitte & Touche”) has been our independent public accountants since our spin-off from SPX Corporation in September 2015. The Audit Committee has approved the engagement of Deloitte & Touche to perform the audits of the financial statements and internal control over financial reporting included in SPX FLOW’s Annual Report on Form 10-K for the fiscal year ending December 31, 2018. Representatives of Deloitte & Touche will be present at the Annual Meeting and will have the opportunity to make a statement if they so desire and to respond to appropriate questions.
During fiscal years 2017 and 2016, we engaged Deloitte & Touche to perform services in the following categories and amounts:

	2017	2016
Audit Fees (1)	$4,235,000	$4,895,000
Audit-Related Fees (2)	$10,000	$17,000
Tax Fees (3)	$1,324,000	$1,385,000
All Other Fees	N/A	N/A

(1)
Fees for audit services billed or expected to be billed relate to (i) audit of our annual financial statements, (ii) review of our quarterly financial statements, (iii) statutory and regulatory audits and (iv) consents and other services related to SEC matters.

(2)	Fees for audit-related services include attest or audit services that are not required.

(3)
Fees for tax services principally relate to tax compliance and preparation, including the preparation of original and amended tax returns, claims for refunds, and tax payment planning. We also incurred fees for tax consulting and advisory services and services related to transfer pricing.

Our Audit Committee has adopted a policy that requires all audit and non-audit services performed by Deloitte & Touche be pre-approved. The Audit Committee annually approves the fees and expenses for audit services performed by Deloitte & Touche, as well as for any regularly recurring non-audit services of the type covered by our annual engagement of Deloitte & Touche. In addition, our pre-approval policy requires pre-approval by the chairman of the Audit Committee of fees and expenses for other non-audit services that may arise during the year. The policy requires the chairman to report any non-audit services that he has pre-approved to the Audit Committee at each regularly scheduled meeting of the Committee. In no event may Deloitte & Touche perform any of the following services for us: (1) bookkeeping or other services related to our accounting records or financial statements; (2) financial information systems design and implementation; (3) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (4) actuarial services; (5) internal audit outsourcing services; (6) management functions or human resources services; (7) broker-dealer, investment advisor or investment banking services; (8) legal services; or (9) expert services. The Audit Committee regularly considers whether specific projects or expenditures could potentially affect Deloitte & Touche’s independence.
Although we are not required to do so, we believe that it is appropriate for us to request stockholder ratification of the appointment of Deloitte & Touche as our independent public accountants. If stockholders do not ratify the appointment, the Audit Committee will investigate the reasons for the stockholders’ rejection and reconsider the appointment.

YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS FOR 2018

2018 Proxy Statement

Annual Report on Form 10-K
A copy of our Annual Report on Form 10-K for the year ended December 31, 2017, without exhibits, is enclosed with this Proxy Statement. You may obtain a copy of the exhibits described in the Form 10-K for a fee upon request. Please contact Ryan Taylor, Vice President, Communications and Investor Relations, SPX FLOW, 13320 Ballantyne Corporate Place, Charlotte, North Carolina 28277.

2018 Proxy Statement

2018 Proxy Statement A-1
Appendix A

Amendment to the Certificate of Incorporation to
Provide for the Annual Election of the Board of Directors

The first paragraph of Article SEVENTH through the fourth paragraph of Article SEVENTH of the Company’s Certificate of Incorporation is amended and restated to read as follows (with deletions marked as stricken text and additions as underlined text):

SEVENTH. Except as otherwise fixed by resolution of the Board of Directors pursuant to the provisions of Article FOURTH hereof relating to the rights of the holders of Preferred Stock to elect directors as a class, the number of the directors of the Corporation shall be fixed from time to time by resolution of the Board of Directors. The directors, other than those who may be elected by the holders of Preferred Stock, shall be classified, with respect to the time for which they severally hold office, into three classes, as nearly equal in number as possible, designated Class I, Class II and Class III. The directors in Class I shall serve for an initial term expiring at the Corporation’s 2016 annual meeting of stockholders, the directors in Class II shall serve for an ~~intial~~ initial term expiring at the Corporation’s 2017 annual meeting of stockholders, and the directors in Class III shall serve for an ~~intial~~ initial term expiring at the Corporation’s 2018 annual meeting of stockholders, with each director in a class to hold office until his successor is elected and qualified. At the 2016 annual meeting of the stockholders of the Corporation and at each subsequent annual meeting of the stockholders of the Corporation, the successors of the class of directors whose term expires at that meeting shall be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election. Notwithstanding the foregoing provisions of this paragraph, (i) at the 2019 annual meeting of stockholders, the successors of the class of directors whose term expires at that meeting shall be elected to hold office for a term expiring at the 2021 annual meeting of stockholders, (ii) commencing with the 2020 annual meeting of stockholders, directors shall be elected for one-year terms expiring at the next succeeding annual meeting of stockholders, and (iii) commencing with the 2021 annual meeting of stockholders, directors shall no longer be divided into classes. Advance notice of stockholder nominations for the election of directors shall be given in the manner provided in the By-Laws of the Corporation.

Except as otherwise fixed by resolution of the Board of Directors pursuant to the provisions of Article FOURTH hereof relating to the rights of the holders of Preferred Stock to elect directors as a class, newly created directorships resulting from any increase in the number of directors and any vacancies on the Board of Directors resulting from death, resignation, disqualification, removal or other cause shall be filled solely by the affirmative vote of a majority of the remaining directors then in office, even though less than a quorum of the Board of Directors. Any director elected in accordance with the preceding sentence shall be a member of the class of directors in which the new directorship was created (subject to the ~~requirements of this Article SEVENTH that~~ requirement that, for so long as directors are divided into classes, all classes be as nearly equal in number as possible) or in which the vacancy occurred and shall be submitted to a stockholder vote at the next annual meeting of stockholders.

No decrease in the number of directors constituting the Board of Directors shall shorten the term of an incumbent director.

Subject to the rights of the holders of Preferred Stock to elect directors as a class, for so long as the Board of Directors is divided into classes, a director may be removed by the stockholders only for cause and only by the affirmative vote of the holders of 80% of the combined voting power of the then outstanding shares of stock entitled to vote generally in the election of directors, voting together as a single class.*

* The language in italics would also be deleted if the proposed amendment to the Certificate of Incorporation to eliminate supermajority stockholder voting requirements is approved.

2018 Proxy Statement

A-1

2018 Proxy Statement B-1
Appendix B
Amendment to the Certificate of Incorporation to
Eliminate Supermajority Stockholder Voting Requirements
The fourth paragraph of Article SEVENTH through the end of Article SEVENTH of the Company’s Certificate of Incorporation is amended and restated to read as follows (with deletions marked as stricken text and additions as underlined text):
Subject to the rights of the holders of Preferred Stock to elect directors as a class, a director may be removed only for cause ~~and only by the affirmative vote of the holders of 80% of the combined voting power of the then outstanding shares of stock entitled to vote generally in the election of directors, voting together as a single class~~.*
In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized:
1. To adopt, amend and repeal the By-Laws of the Corporation. Any by-laws adopted by the directors under the powers conferred hereby may be amended or repealed by the directors or by the stockholders. ~~Notwithstanding any provision in this Amended and Restated Certificate of Incorporation or the By-Laws of the Corporation to the contrary, Article II, Sections 3 and 7 and Article III, Sections 1, 2 and 3 of the By-Laws of the Corporation shall not be amended or repealed by the stockholders and no provision inconsistent therewith shall be adopted by the stockholders, in each case without the affirmative vote of the holders of at least 80% of the voting power of all the shares of the Corporation entitled to vote generally in the election of directors, voting together as a single class.~~
2. To fix and determine, and to vary the amount of, the working capital of the Corporation, and to determine the use or investment of any assets of the Corporation, to set apart out of any of the funds of the Corporation available for dividends a reserve or reserves for any proper purpose and to abolish any such reserve or reserves.
3. To authorize the purchase or other acquisition of shares of stock of the Corporation or any of its bonds, debentures, notes, scrip, warrants or other securities or evidences of indebtedness.
4. Except as otherwise provided by law, to determine the places, within or without the State of Delaware, where any or all of the books of the Corporation shall be kept.
5. To authorize the sale, lease or other disposition of any part or parts of the properties of the Corporation and to cease to conduct the business connected therewith or again to resume the same, as it may deem best.
6. To authorize the borrowing of money, the issuance of bonds, debentures and other obligations or evidences of indebtedness of the Corporation, secured or unsecured, and the inclusion of provisions as to redeemability and convertibility into shares of stock of the Corporation or otherwise; and the mortgaging or pledging, as security for money borrowed or bonds, notes, debentures or other obligations issued by the Corporation, of any property of the Corporation, real or personal, then owned or thereafter acquired by the Corporation.
In addition to the powers and authorities herein or by statute expressly conferred upon it, the Board of Directors may exercise all such powers and do all such acts and things as may be exercised or done by the Corporation, subject, nevertheless, to the provisions of the laws of the State of Delaware, of this Amended and Restated Certificate of Incorporation and of the By-Laws of the Corporation.
Subject to any limitation in the By-Laws of the Corporation, the members of the Board of Directors shall be entitled to reasonable fees, salaries or other compensation for their services, as determined from time to time by the Board of Directors, and to reimbursement for their expenses as such members. Nothing herein contained shall preclude any director from serving the Corporation or its subsidiaries or affiliates in any other capacity and receiving compensation therefor.
~~Notwithstanding anything contained in this Amended and Restated Certificate of Incorporation to the contrary, the affirmative vote of the holders of at least 80% of the voting power of all shares of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required to alter, amend, adopt any provision inconsistent with or repeal this Article SEVENTH.~~

* In the event that the proposed amendments to the Certificate of Incorporation to provide for the annual election of the Board of Directors is also approved, such sentence would be amended and restated to read as follows:

Subject to the rights of the holders of Preferred Stock to elect directors as a class, for so long as the Board of Directors is divided into classes, a director may be removed by the stockholders only for cause ~~and only by the affirmative vote of the holders of 80% of the combined voting power of the then outstanding shares of stock entitled to vote generally in the election of directors, voting together as a single class~~.

2018 Proxy Statement

B-1

In addition, Article EIGHTH of the Company’s Certificate of Incorporation is amended and restated to read as follows (with deletions marked as stricken text and additions as underlined text):
EIGHTH. Both stockholders and directors shall have power, if the By-Laws of the Corporation so provide, to hold their meetings and to have one or more offices within or without the State of Delaware.
Except as otherwise fixed by resolution of the Board of Directors pursuant to the provisions of Article FOURTH hereof relating to the rights of the holders of Preferred Stock, any action required or permitted to be taken by the stockholders of the Corporation must be effected at a duly called annual or special meeting of such holders and may not be effected by any consent in writing by such holders. Except as otherwise required by law and subject to the rights of the holders of Preferred Stock, special meetings of stockholders may be called only by the Chairman on his own initiative, the President on his own initiative or by the Board of Directors pursuant to a resolution approved by a majority of the entire Board of Directors. ~~Notwithstanding anything contained in this Amended and Restated Certificate of Incorporation to the contrary, the affirmative vote of the holders of at least 80% of the voting power of all shares of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required to alter, amend, adopt any provision inconsistent with or repeal this Article EIGHTH.~~

2018 Proxy Statement

B-2

SPXFLOW

IMPORTANT ANNUAL MEETING INFORMATION

Electronic Voting Instructions

You can vote by Internet or telephone!
Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Central Time, on May 9, 2018.

Vote by Internet

- Go to **www.envisionreports.com/FLOW**
- Or scan the QR code with your smartphone
- Follow the steps outlined on the secure website

Vote by telephone

- Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone
- Follow the instructions provided by the recorded message

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

Annual Meeting Proxy Card

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2, 3, 4 and 5.

1. Election of Directors:

	For	Against	Abstain
01 - Majdi B. Abulaban	☐	☐	☐
02 - Emerson U. Fullwood	☐	☐	☐
03 - Terry S. Lisenby	☐	☐	☐

	For	Against	Abstain
2. To approve, by non-binding vote, the compensation of SPX FLOW's named executive officers as disclosed in its proxy statement.	☐	☐	☐
3. To approve the amendment to our Amended and Restated Certificate of Incorporation to provide for the annual election of the Board of Directors.	☐	☐	☐
4. To approve the amendment to our Amended and Restated Certificate of Incorporation to eliminate supermajority stockholder voting requirements.	☐	☐	☐
5. To ratify the appointment of Deloitte & Touche LLP as our independent public accountants for 2018.	☐	☐	☐

6. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A - C ON BOTH SIDES OF THIS CARD.

1 U P X

02RRIB

Dear Stockholder:

The Annual Meeting of Stockholders of SPX FLOW, Inc. will be held at 8:00 a.m. (Eastern Time) on Wednesday, May 9, 2018 at the SPX FLOW headquarters, 13320 Ballantyne Corporate Place, Charlotte, North Carolina 28277, for the following purposes:

1. To elect three directors for a three-year term.
2. To conduct an advisory vote on the compensation of SPX FLOW's named executive officers as disclosed in its proxy statement.
3. To approve the amendment to SPX FLOW's Amended and Restated Certificate of Incorporation to provide for the annual election of the Board of Directors.
4. To approve the amendment to SPX FLOW's Amended and Restated Certificate of Incorporation to eliminate supermajority stockholder voting requirements.
5. To ratify the appointment of Deloitte & Touche LLP as our independent public accountants for 2018.
6. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

To be sure that your vote is counted, we urge you to vote by telephone or by Internet. By giving your proxy, you do not affect your right to vote in person if you attend the meeting. Your prompt vote will aid the company in reducing the expense of additional proxy solicitation.

For stockholders with common shares held in the company's KSOP Trust: It is important to remember that your specific voting directions to the Trustee are strictly confidential and may not be divulged by the Trustee to anyone, including the company or any director, officer, employee or agent of the company. The Trustee will vote the shares being held by the Trust and not yet allocated to participants' accounts in the same manner and proportion as the shares for which the Trustee has received timely voting instructions. Shares in participants' accounts for which no timely voting instructions are received by the Trustee will be voted in the same manner.

BY ORDER OF THE BOARD OF DIRECTORS

Stephen A. Tsoris
Vice President, Secretary
and General Counsel

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

SPXFLOW

+

Proxy — SPX FLOW, Inc.

ANNUAL MEETING OF STOCKHOLDERS TO BE HELD MAY 9, 2018

Charlotte, North Carolina

This Proxy is Solicited on Behalf of the Board of Directors

The undersigned stockholder of SPX FLOW, Inc., a Delaware corporation, hereby appoints Marcus G. Michael and Jeremy W. Smeltser, or either one of them, with full power of substitution, to act as his or her agents and proxies at the Annual Meeting of Stockholders of SPX FLOW, Inc. to be held in Charlotte, North Carolina on May 9, 2018 at 8:00 a.m. (Eastern Time) with authority to vote at said meeting, and adjournments thereof, as indicated below, all shares of stock of the company standing in the name of the undersigned on the books of the company.

This proxy when properly executed will be voted in the manner directed by the undersigned stockholder. **If no direction is made, this proxy will be voted FOR Items 1, 2, 3, 4 and 5.**

PLEASE VOTE, DATE, AND SIGN THIS PROXY ON THE OTHER SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

C Non-Voting Items

Change of Address — Please print new address below.

Meeting Attendance
Mark box to the right if you plan to attend the Annual Meeting. ☐

IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A - C ON BOTH SIDES OF THIS CARD.

+